                                                                   Exhibit 10.21

                                  $175,000,000

                                CREDIT AGREEMENT

                          Dated as of November 30, 2001

                                      Among

                               SMART & FINAL INC.,

                                   as Borrower
                                   -----------

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,

                               as Initial Lenders
                               ------------------

                                  BNP PARIBAS,

                   as Administrative Agent and Lead Arranger,
                   -----------------------------------------

                          HARRIS TRUST & SAVINGS BANK,

                              as Syndication Agent
                              --------------------

                                       and

              COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                     "RABOBANK NEDERLAND", NEW YORK BRANCH,

                             as Documentation Agent
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS.....................................................    1
------------------------------------------
   Section 1.01   Certain Defined Terms........................................................    1
   ------------   ---------------------
   Section 1.02   Computation of Time Periods..................................................   24
   ------------   ---------------------------
   Section 1.03   Accounting Terms.............................................................   24
   ------------   ----------------
   Section 1.04   Other Definitional Provisions................................................   24
   ------------   -----------------------------
   Section 1.05   Exhibits and Schedules.......................................................   24
   ------------   ----------------------
   Section 1.06   Ownership of Synthetic Lease Properties......................................   24
   ------------   ---------------------------------------
ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES...................................................   24
--------------------------------------------
   Section 2.01   The Advances.................................................................   24
   ------------   ------------
   Section 2.02   Making the Advances..........................................................   26
   ------------   -------------------
   Section 2.03   Repayment....................................................................   29
   ------------   ---------
   Section 2.04   Reduction of the Revolving Commitments and Swing Line Commitments............   30
   ------------   -----------------------------------------------------------------
   Section 2.05   Prepayments..................................................................   31
   ------------   -----------
   Section 2.06   Interest.....................................................................   33
   ------------   --------
   Section 2.07   Fees.........................................................................   36
   ------------   ----
   Section 2.08   Increased Costs, Etc.........................................................   37
   ------------   ---------------------
   Section 2.09   Payments and Computations....................................................   38
   ------------   -------------------------
   Section 2.10   Taxes........................................................................   41
   ------------   -----
   Section 2.11   Sharing of Payments, Etc.....................................................   45
   ------------   -------------------------
   Section 2.12   Use of Proceeds..............................................................   45
   ------------   ---------------
   Section 2.13   Evidence of Debt.............................................................   46
   ------------   ----------------
   Section 2.14   Conversion of Advances.......................................................   46
   ------------   ----------------------
ARTICLE III AMOUNTS AND TERMS OF LETTERS OF CREDIT.............................................   47
--------------------------------------------------
   Section 3.01   The Letter of Credit Subfacility.............................................   47
   ------------   --------------------------------
   Section 3.02   Issuance of Letters of Credit................................................   47
   ------------   -----------------------------
   Section 3.03   Drawing and Reimbursement....................................................   48
   ------------   -------------------------
   Section 3.04   Obligations Absolute.........................................................   48
   ------------   --------------------
   Section 3.05   Letter of Credit Compensation................................................   49
   ------------   -----------------------------
   Section 3.06   Use of Letters of Credit.....................................................   50
   ------------   ------------------------
ARTICLE IV CONDITIONS OF LENDING...............................................................   50
--------------------------------
   Section 4.01   Conditions Precedent to Initial Borrowing....................................   50
   ------------   -----------------------------------------
   Section 4.02   Conditions Precedent to Each Borrowing and Issuance..........................   56
   ------------   ---------------------------------------------------
   Section 4.03   Determinations Under Section 4.01............................................   57
   ------------   ---------------------------------
ARTICLE V REPRESENTATIONS AND WARRANTIES.......................................................   57
----------------------------------------
   Section 5.01   Representations and Warranties of the Borrower...............................   57
   ------------   ----------------------------------------------
ARTICLE VI COVENANTS OF THE BORROWER...........................................................   68
------------------------------------
   Section 6.01   Affirmative Covenants........................................................   68
   ------------   ---------------------
   Section 6.02   Negative Covenants...........................................................   75
   ------------   ------------------
   Section 6.03   Reporting Requirements.......................................................   82
   ------------   ----------------------
   Section 6.04   Financial Covenants..........................................................   86
   ------------   -------------------
ARTICLE VII EVENTS OF DEFAULT..................................................................   88
-----------------------------
   Section 7.01   Events of Default............................................................   88
   ------------   -----------------

   Section 7.02   Actions in Respect of the Letters of Credit Upon Default.....................   90
   ------------   --------------------------------------------------------
ARTICLE VIII THE CREDIT AGENTS.................................................................   91
------------------------------
   Section 8.01   Authorization and Action.....................................................   91
   ------------   ------------------------
   Section 8.02   Credit Agents' Reliance, Etc.................................................   92
   ------------   -----------------------------
   Section 8.03   Credit Agents and Affiliates.................................................   92
   ------------   ----------------------------
   Section 8.04   Lender Party Credit Decision.................................................   93
   ------------   ----------------------------
   Section 8.05   Indemnification..............................................................   93
   ------------   ---------------
   Section 8.06   Successor Agents.............................................................   94
   ------------   ----------------
   Section 8.07   Syndication Agent and Documentation Agent....................................   94
   ------------   -----------------------------------------
   Section 8.08   Secured Hedge Agreements.....................................................   94
   ------------   -------------------------
ARTICLE IX MISCELLANEOUS.......................................................................   95
------------------------
   Section 9.01   Amendments, Etc.; Release of Collateral; Termination.........................   95
   ------------   ----------------------------------------------------
   Section 9.02   Notices, Etc.................................................................   96
   ------------   -------------
   Section 9.03   No Waiver; Remedies..........................................................   96
   ------------   -------------------
   Section 9.04   Costs and Expenses...........................................................   97
   ------------   ------------------
   Section 9.05   Right of Set-off.............................................................   99
   ------------   ----------------
   Section 9.06   Binding Effect...............................................................   99
   ------------   --------------
   Section 9.07   Assignments and Participations...............................................   99
   ------------   ------------------------------
   Section 9.08   Governing Law................................................................  102
   ------------   -------------
   Section 9.09   Execution in Counterparts....................................................  102
   ------------   -------------------------
   Section 9.10   No Liability of the L/C Bank.................................................  103
   ------------   ----------------------------
   Section 9.11   Confidentiality..............................................................  103
   ------------   ---------------
   Section 9.12   Waiver of Jury Trial.........................................................  103
   ------------   --------------------
   Section 9.13   Marshalling; Payments Set Aside..............................................  104
   ------------   -------------------------------
   Section 9.14   Agreement to Enter Into New Intercreditor Agreement..........................  104
   ------------   ---------------------------------------------------

                             SCHEDULES AND EXHIBITS
                             ----------------------

Schedules
---------
Schedule I                 Commitments, Etc.
Schedule 4.01(h)(v)        Jurisdictions
Schedule 5.01(b)           Capital Stock of Loan Parties
Schedule 5.01(d)           Approvals and Consents
Schedule 5.01(h)           Litigation
Schedule 5.01(j)           Pension Plans
Schedule 5.01(l)(ii)       Superfund Site
Schedule 5.01(n)           Open Years
Schedule 5.01(q)(i)        Surviving Debt
Schedule 5.01(r)(i)        Owned Real Property
Schedule 5.01(r)(ii)       Leased Real Property
Schedule 5.01(s)           Existing Investments
Schedule 5.01(t)           Intellectual Property
Schedule 5.01(u)           Certain Agreements, Etc.
Schedule 5.01(y)           Insurance
Schedule 6.02(a)           Existing Liens

Exhibits
--------
Exhibit A     Form of Assignment and Acceptance
Exhibit B-1   Form of Notice of Borrowing
Exhibit B-2   Form of Notice of Swing Line Borrowing
Exhibit C     Form of Notice of Issuance
Exhibit D-1   Form of Revolving Note
Exhibit D-2   Form of Swing Line Note
Exhibit E-1   Form of Security Agreement
Exhibit E-2   Form of Pledge Agreement
Exhibit E-3   Form of Subordinate Security Agreement
Exhibit F-1   Form of Deed of Trust
Exhibit F-2   Form of Leasehold Deed of Trust
Exhibit G     Form of Guaranty
Exhibit H     Form of Intercompany Note
Exhibit I     Form of Solvency Certificate
Exhibit J-1   Form of Opinion of Borrower's Special California Counsel
Exhibit J-2   Form of Opinion of Borrower's In-House Counsel
Exhibit K     Form of Borrowing Base Certificate
Exhibit L     Form of Amendment to Guaranty
Exhibit M-1   Form of Amendment to Security Agreement
Exhibit M-2   Form of Amendment to Pledge Agreement
Exhibit N-1   Form of Second Deed of Trust on Fee Interest in Synthetic Lease
              Properties
Exhibit N-2   Form of Second Deed of Trust on Leasehold Interest in Synthetic
              Lease Properties
Exhibit O     Form of Landlord's Waiver and Consent Agreement

Exhibit P     Form of Environmental Indemnity Agreement
Exhibit Q-1   Form of Intercreditor Agreement (Owned Property)
Exhibit Q-2   Form of Intercreditor Agreement (Leased Property)

                                                           SASM&F 11/29/01 DRAFT

          CREDIT AGREEMENT, dated as of November 30, 2001 among SMART & FINAL INC., a Delaware corporation (the "Borrower"), the financial institutions and
                                   --------
other entities listed on the signature pages hereof as Lenders (the "Initial
                                                                     -------
Lenders"), BNP PARIBAS, as Administrative Agent (in such capacity, together with
-------
any successor in such capacity appointed pursuant to Article VIII, the "Administrative Agent"), and as Lead Arranger (in such capacity, the "Lead
 --------------------           -------------                         ----
Arranger"), and BNP PARIBAS, as L/C Bank (as hereinafter defined).
--------

                             PRELIMINARY STATEMENTS

          (1) The Borrower has requested, on the terms and conditions set forth herein, (a) that the Lenders make Revolving Advances (as hereinafter defined) to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the aggregate Revolving Commitments (as hereinafter defined) of the Lenders less the sum of (i) the aggregate amount of Letter of Credit Obligations (as hereinafter defined) outstanding at such time, and (ii) Swing Line Advances (as hereinafter defined) outstanding from time to time, (b) that the Swing Line Lender (as hereinafter defined) make Swing Line Advances to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding Ten Million Dollars ($10,000,000) and (c) that the L/C Bank issue Letters of Credit (as hereinafter defined) for the account of the Borrower from time to time in an aggregate Available Amount (as hereinafter defined) not to exceed at any time outstanding the L/C Sublimit (as hereinafter defined).

          (2) Subject to the terms and conditions set forth in this Agreement,
(a) the Lenders have agreed severally to make such Revolving Advances to the Borrower, (b) the Swing Line Lender has agreed to make such Swing Line Advances to the Borrower, and (c) the L/C Bank has agreed to issue such Letters of Credit for the account of the Borrower.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.01  Certain Defined Terms. As used in this Agreement, the
                   ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Accounts Receivable" means all "accounts" as defined in the Uniform
           -------------------
Commercial Code in effect from time to time in the State of California.

          "Additional Costs" means any amount payable by Borrower to any Lender
           ----------------
Party pursuant to Section 2.08 hereof.

          "Additional Mortgages" has the meaning set forth in Section 6.01(1).
           --------------------

          "Adjusted EBITDA" means, for any period, determined for the Borrower
           ---------------
and its Subsidiaries on a Consolidated basis, EBITDA plus the interest component of all amounts paid as rent under the Synthetic Lease.

          "Adjusted Leverage Ratio" means, as of any date of determination, the
           -----------------------
ratio of (i) the sum of (A) Consolidated Total Debt as of the end of the most recently ended fiscal quarter of the Borrower plus (B) the product of (1) rent
                                              ----
expense (including amounts paid as rent under the Synthetic Lease) for the Borrower and its Subsidiaries on a Consolidated basis for the period of four fiscal quarters ending as of the end of the most recently ended fiscal quarter of the Borrower multiplied by (2) 8 to (ii) the sum of (A) EBITDA for the
                ----------
Borrower and its Subsidiaries on a Consolidated basis for the period of four fiscal quarters ending as of the end of the most recently ended fiscal quarter of the Borrower plus, (B) rent expense (including amounts paid as rent under the
                ----
Synthetic Lease) for the Borrower and its Subsidiaries on a Consolidated basis for the period of four fiscal quarters ending as of the end of the most recently ended fiscal quarter of the Borrower.

          "Administrative Agent's Account" means the account of the
           ------------------------------
Administrative Agent as the Administrative Agent shall specify in writing to the Lender Parties.

          "Advance" means a Revolving Advance, a Swing Line Advance or an L/C
           -------
Advance.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Interests of such Person or direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

          "Agreement" means this Credit Agreement, including the Schedules and
           ---------
Exhibits hereto, as it may be amended, restated, extended, supplemented or otherwise modified from time to time.

          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means, for any fiscal quarter for each Interest
           -----------------
Type of Advance set forth below, the applicable rate per annum set forth in the table below opposite the Adjusted Leverage Ratio determined as of the last day of the immediately preceding fiscal quarter and beneath such Interest Type of
Advance:

--------------------------------------------------------------------------
                                 Applicable Margin for   Applicable Margin
       Adjusted Leverage Ratio         Eurodollar Rate      for Base Rate
Tier                                  Advances                Advances
--------------------------------------------------------------------------
 I             *4.25                    2.50%                 1.50%
--------------------------------------------------------------------------
 II        *3.75 but **4.25             2.25%                 1.25%
--------------------------------------------------------------------------
III       *3.25 but **3.75              2.00%                 1.00%
--------------------------------------------------------------------------
 IV         **3.25                      1.75%                 0.75%
--------------------------------------------------------------------------

provided, however, that, notwithstanding the foregoing, (i) on the Closing Date
--------  -------
and until the six month anniversary thereof, the Applicable Margin shall be 2.5% for Eurodollar Rate Advances and 1.5% for Base Rate Advances, and (ii) for purposes of determining the Applicable Margin at any time following the six month anniversary of the Closing Date, the Adjusted Leverage Ratio shall be deemed to be greater than or equal to 4.25 to 1.0 at all times when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c) or 6.03(d), as applicable. For purposes of this Agreement, any change in the Applicable Margin based on a change in the Adjusted Leverage Ratio shall be effective three Business Days after the date of receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by Sections 6.03(a), 6.03(c) and 6.03(d), as applicable, reflecting such change.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender Party and an Eligible Assignee, and accepted by the Borrower (if required hereunder) and the Administrative Agent, in accordance with Section
9.07 and in substantially the form of Exhibit A hereto.

          "Available Amount" of any Letter of Credit means, at any time, the
           ----------------
maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "Bank Hedge Agreement" means a Hedge Agreement between the Borrower
           --------------------
and a Hedge Bank (or Hedge Banks) or a Secured Hedge Bank (or Secured Hedge Banks).

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
time to time, which rate per annum shall at all times be equal to the higher of:
(a) the rate of interest established by BNP Paribas as its "base rate," with each change in such rate to be effective for purposes of this Agreement and the transactions contemplated hereby without necessity of any action on the part of any Person, on the day on which such change is effective, it being understood that such rate does not and shall not necessarily reflect the best or lowest rate of interest available to BNP Paribas' best or preferred

*  = more than equals to
** = less than
commercial customers and (b) 1/2 of one percent per annum above the Federal Funds Rate.

          "Base Rate Advance" means an Advance that bears interest as provided
           -----------------
in Section 2.06(a).

          "Borrower" has the meaning set forth in the recital of parties to this
           --------
Agreement.

          "Borrower's Account" means the account of the Borrower which the
           ------------------
Borrower designates to the Administrative Agent in writing from time to time.

          "Borrowing" means a Revolving Borrowing or a Swing Line Borrowing.
           ---------

          "Borrowing Base Amount" means, at any time of determination, the
           ---------------------
lesser of (i) the aggregate Revolving Commitments in effect at such time, and
(ii) the sum of the following amounts for each category of Eligible Collateral (as reflected in the then most recently delivered Borrowing Base Certificate):

          (a)  with respect to Eligible Inventory, 60% of the value thereof, and

          (b) with respect to Eligible Accounts Receivable, 80% of the value thereof;

provided, however, that in the event a Default has occurred and is continuing
--------  -------
based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c), or 6.03(d), as applicable, the Borrowing Base Amount shall be such amount as may be determined from time to time by the Administrative Agent and the Required Lenders in their sole discretion.

          "Borrowing Base Availability" means, at any time, an amount equal to
           ---------------------------
the Borrowing Base Amount minus the sum of (i) the then outstanding aggregate principal amount of the Revolving Advances and the Swing Line Advances and (ii) the aggregate Letters of Credit Obligations then outstanding.

          "Borrowing Base Certificate" means a certificate of the Borrower
           --------------------------
concerning the Borrowing Base Amount of the Borrower substantially in the form of Exhibit K.

          "Borrowing Base Deficiency" means, at any time, the amount by which
           -------------------------
the then outstanding aggregate principal amount of the Revolving Advances and the Swing Line Advances plus (ii) the aggregate Letters of Credit Obligations then outstanding exceeds the Borrowing Base Amount.

          "Business Day" means a day of the year on which banks are not required
           -------------
or authorized by law to close in Los Angeles, California or New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Capital Expenditures" means, for any period, the sum of (a) all
           --------------------
expenditures during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year plus (b) the aggregate principal amount of all Debt (including obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures.

          "Capitalized Leases" means leases that have been or should be, in
           ------------------
accordance with GAAP, recorded as capital leases.

          "Cash Equivalents" means any of the following, to the extent owned by
           ----------------
the Borrower free and clear of all Liens and having a maturity of not greater than 180 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that (i) is a Lender or a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c), (iii) is organized under the laws of the United States or any State thereof and (iv) has combined capital and surplus of at least $1 billion or (c) commercial paper (other than commercial paper issued by or on behalf of the Borrower or any of its Affiliates) in an aggregate amount of no more than $500,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Services or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group.

          "Casino" means Casino USA, Inc. and its Affiliates.
           ------

          "Casino Note" means the promissory note dated as of June 11, 1999
           -----------
issued by the Borrower in favor of Casino in the principal amount of $15,964,606.25.

          "Casino Tax Sharing Documents" means the Tax Allocation Agreement by
           ----------------------------
and between Smart & Final Iris Corporation and Casino, dated November 5, 1984, and the Tax Termination Agreement by and between the Borrower and Casino, dated August 6, 1991, both as amended January 3, 1993.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980, as amended or supplemented from time to time, and the regulations promulgated pursuant thereto.

          "Closing Date" means the date on which each of the conditions in
           ------------
Section 4.01 is satisfied or waived.

          "Collateral" means all "Collateral" referred to in the Collateral
           ----------
Documents and all other property that is subject to any Lien in favor of the Administrative Agent, the Lenders or any L/C Bank.

          "Collateral Documents" means the Security Agreement, the Pledge
           --------------------
Agreement, the Mortgages and any Additional Mortgages, and all exhibits and schedules to (and any documents executed in connection with) the foregoing, and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Commitment" means a Revolving Commitment or a Swing Line Commitment.
           ----------

          "Commitment Fee Percentage" means a fee per annum on the undrawn
           -------------------------
amount of the Facility as set forth below payable quarterly in arrears (and on the Commitment Termination Date) following the Closing:

----------------------------------------------------------
Tier   Adjusted Leverage Ratio   Commitment Fee Percentage
----------------------------------------------------------
 I            *4.25                     0.50%
----------------------------------------------------------
 II     *3.75 but **4.25                0.40%
----------------------------------------------------------
III     *3.25 but **3.75                0.35%
----------------------------------------------------------
 IV         **3.25                      0.30%
----------------------------------------------------------

provided, however, that, notwithstanding the foregoing, (i) on the Closing Date
--------  -------
and until the six month anniversary thereof, the Commitment Fee Percentage shall be 0.50%, and (ii) for purposes of determining the Commitment Fee Percentage thereafter, the Adjusted Leverage Ratio shall be deemed to be greater than or equal to 4.25 to 1.0 at all times when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c) or 6.03(d), as applicable. For purposes of this Agreement, any change in the Commitment Fee Percentage based on a change in the Adjusted Leverage Ratio shall be effective three Business Days after the date of receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by Sections 6.03(a), 6.03(c) and 6.03(d), as applicable, reflecting such change.

          "Commitment Termination Date" means November 30, 2004, on which date
           ---------------------------
the Facilities shall terminate and all amounts outstanding thereunder shall be due and payable, subject to early termination and acceleration upon the occurrence of an Event of Default.

          "Confidential Information" means information that the Borrower
           ------------------------
furnishes to the Administrative Agent or any Lender in a writing designated as confidential but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent or such Lender from a source other than the Borrower that is not, to the best of the

*  = more than equals to
** = less than

Administrative Agent's or such Lender's knowledge, acting in violation of a confidentiality agreement with the Borrower.

          "Consolidated" refers to the consolidation of accounts in accordance
           ------------
with GAAP.

          "Consolidated Interest Expense" means, for any period, total interest
           -----------------------------
expense (including the interest component of Capitalized Leases) of the Borrower and its Subsidiaries on a Consolidated basis for such period in conformity with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any financings or letters of credit, but excluding charges in such period for the amortization or write-off of capitalized (i) amounts payable pursuant to Section 2.07, (ii) other non-cash charges for amortization or write-off of debt issuance expenses incurred prior to the date hereof, and (iii) other expenses relating to the negotiation and preparation of this Agreement.

          "Consolidated Net Income" means, for any period, the net earnings (or
           -----------------------
loss) after taxes of the Borrower and its Subsidiaries on a Consolidated basis determined for such period in conformity with GAAP.

          "Consolidated Net Worth" means the excess of (i) the total assets of
          -----------------------
the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP, over (ii) all liabilities of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP.

          "Consolidated Total Debt" means, as of any time of determination,
           -----------------------
determined for the Borrower and its Subsidiaries on a consolidated basis, (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) non-contingent obligations to pay the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business, (iv) Capitalized Leases,
(v) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities and (vi) all indebtedness of others referred to in clauses (i) through (v) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (w) to pay or purchase such indebtedness or to advance or supply funds for the payment or purchase of such indebtedness, (x) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to assure the holder of such indebtedness against loss, (y) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (z) otherwise to assure a creditor against loss; provided, that Consolidated Total Debt shall not include any indebtedness in respect of the Synthetic Lease.

          "Conversion," "Convert" and "Converted" each refer to a conversion of
           ----------    -------       ---------
Advances of one Interest Type into Advances of the other Interest Type pursuant to Section 2.06.

          "Credit Agents" means, collectively, the Administrative Agent, the
           -------------
Syndication Agent, the Documentation Agent, and BNP Paribas in its capacity as Collateral Agent (as defined in each of the Collateral Documents) for each of the Secured Parties under the Collateral Documents.

          "Debt" of any Person means, without duplication, (a) all indebtedness
           ----
of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements,
(i) all Debt of others referred to in clauses (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss,
(iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Default" means any Event of Default or any event that would
           -------
constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Default Rate" has the meaning specified in Section 2.06(d).
           ------------

          "Disclosed Litigation" has the meaning specified in Section 5.01(h).
           --------------------

          "Domestic Lending Office" means, with respect to any Lender, the
           -----------------------
office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Domestic Subsidiary" means a direct or indirect Subsidiary of the
           -------------------
Borrower that is not a Foreign Subsidiary.

          "EBITDA" means, for any period, net income (or net loss) excluding all
           ------
non-cash extraordinary items of gain or loss, plus, to the extent deducted in determining such net income (or net loss), the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense and (d) amortization expense, in each case determined in accordance with GAAP for such period.

          "Eligible Accounts Receivable" means Accounts Receivable of the
           ----------------------------
Borrower and its Domestic Subsidiaries. The value of such Accounts Receivable shall be their book value determined in accordance with GAAP (after taking into account the amount of any allowance for doubtful accounts), as reflected on the most recent Borrowing Base Certificate received by the Administrative Agent pursuant to Section 4.02(a)(iii) or Section 6.03(a); provided, however, that the following shall not constitute Eligible Accounts Receivable:

          (i) Accounts Receivable in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not create or has ceased to create a valid and perfected first priority Lien in favor of the Administrative Agent and the Lender Parties securing the Secured Obligations; and

          (ii) Accounts Receivable owing from any Person that is an Affiliate of the Borrower.

          "Eligible Assignee" means (a) any commercial bank, savings and loan
           -----------------
association, savings bank, finance company, insurance company, mutual fund or other financial institution, fund or investor which has been approved in writing (or, in the case of the Borrower, deemed approved as provided below) by the Borrower and the Administrative Agent as an Eligible Assignee for purposes of this Agreement, provided that in each such case such approval shall not be
                --------
unreasonably withheld, provided, further, that if the Borrower is requested at
                       --------  -------
any time to approve any Person as an Eligible Assignee hereunder and the Administrative Agent has not received written notice from the Borrower, within ten Business Days of such request, that the Borrower does not approve such Person as an Eligible Assignee, the Borrower shall be deemed to have approved such Person as an Eligible Assignee, and provided, further, that approval of the
                                         --------  -------
Borrower shall not be required if an Event of Default has occurred and is continuing, and (b) any Lender Party and any Affiliate of any Lender Party, provided that, in the case of Affiliates of such Lender Party, written notice to
--------
the Administrative Agent shall have been provided.

          "Eligible Collateral" means, collectively, Eligible Inventory and
           -------------------
Eligible Accounts Receivable.

          "Eligible Inventory" means Inventory of the Borrower and its Domestic
           ------------------
Subsidiaries. The value of such Inventory shall be the book value of such Inventory determined in accordance with GAAP as reflected on the most recent Borrowing Base Certificate received by the Administrative Agent pursuant to
Section 4.02(a)(iii) or Section 6.03(a); provided, however, that Eligible
                                         --------  -------
Inventory shall not include any Inventory in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not create or has ceased to create a valid and perfected first priority Lien in favor of the Administrative Agent and the Lender Parties securing the Secured Obligations.

          "Employee Benefit Plan" means any "employee benefit plan" as defined
           ---------------------
in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed to by, the Borrower or any of its Subsidiaries.

          "Environmental Action" means any administrative, regulatory or
           --------------------
judicial action, suit, demand, demand letter, directive, claim, lien, notice, investigation, proceeding, order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials, claiming non-compliance or violation of any Environmental Law, or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Indemnity Agreement" has the meaning specified in
           ---------------------------------
Section 4.01(h)(xvi).

          "Environmental Law" means any federal, state or local law, rule,
           -----------------
regulation, order, writ, judgment, injunction, decree, determination, ordinance, code, guideline, policy and any and all common law requirements, rules and bases of liability relating to the environment, health, safety or Hazardous Materials, now or hereafter in effect and any judicial or administrative interpretation thereof, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act, the Oil Pollution Act, the Emergency Planning and the Community Right-to-Know Act, and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

          "Environmental Permit" means any permit, approval, identification
           --------------------
number, license or other authorization required under any Environmental Law.

          "Equity Interests" means, with respect to any Person, shares of
           ----------------
capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of

(or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means, as applied to any Person, (i) any corporation
           ---------------
which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Sections 414(m) or 414(o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Borrower or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of the Borrower or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Borrower or such Subsidiary and with respect to liabilities arising after such period for which the Borrower or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

          "ERISA Event" means (i) a "reportable event" within the meaning of
           -----------
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan or the termination of any such Pension Plan resulting in liability to Borrower, any of its Subsidiaries or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which constitutes grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to
Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan resulting in liability therefor to Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates (regardless of when notice of such liability is received), or the receipt by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which is reasonably likely to give rise to the imposition on the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the receipt by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of notice of the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates with respect to any Employee Benefit Plan; or (x) the receipt by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of notice of the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

          "Escondido Property" means the property located in the City of
           ------------------
Escondido, California and subject to a ground lease as identified on Schedule 5.01(r)(i).

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the
           -------------------------
office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate" means, for any such Eurodollar Rate Advances for any
           ---------------
such Interest Period therefor, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate per annum obtained by dividing (i) the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (provided,
                                                               --------
however, if more than one rate is specified on Reuters Screen LIBO Page, the
-------
applicable rate shall be the arithmetic mean of all such rates) by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. If for any reason the rate described in the foregoing clause
(a) is not available at the time of determination of the Eurodollar Rate for any Eurodollar Rate Advances for any Interest Period, the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Advance for any Interest Period therefor, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate per annum obtained by dividing (a) the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "Eurodollar Rate Advance" means an Advance that bears interest as
           -----------------------
provided in Section 2.06(c).

          "Eurodollar Rate Reserve Percentage" means, for any Interest Period
           ----------------------------------
for any Eurodollar Rate Advance, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 7.01.
           ----------------

          "Excluded Taxes" has the meaning specified in Section 2.10(c).
           --------------

          "Existing Credit Agreement" means that certain Credit Agreement dated
           -------------------------
as of November 13, 1998 by and among the Borrower, Credit Lyonnais Los Angeles Branch, as Administrative Agent and Co-Lead Arranger, Nationsbanc Montgomery Securities LLC as Syndication Agent and Co-Lead Arranger, and the financial institutions listed therein as "Initial Lenders," as amended, supplemented or modified to the date hereof.

          "Existing Hedge Agreements" has the meaning specified in Section
           -------------------------
4.01(b).

          "Existing Liens" has the meaning specified in Section 5.01(q)(iii).
           --------------

          "Extraordinary Receipt" means any cash received by or paid to or for
           ---------------------
the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (including any key man life insurance but excluding proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustment received in connection with any purchase agreement; provided that an
                                                               --------
Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (A) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Loan Documents, so long as such application is made within six months after the occurrence of such damage or loss or (B) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

          "Facility" means the Revolving Facility or the Swing Line Facility.
           --------

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fiscal Year" means the fiscal year of the Borrower and its
           -----------
Subsidiaries, which ends on the Sunday closest to December 31. In 52-week years, the first, second and fourth quarters are 12-week periods and the third quarter is a 16-week period. In 53-week years, the first and second quarters are 12-week periods, the third quarter is a 16-week period and the fourth quarter is a 13-week period.

          "Fixed Charge Coverage Ratio" means, as of any date of determination,
           ---------------------------
determined for the period of four consecutive fiscal quarters ending as of the last day of each fiscal quarter of the Borrower, the ratio of (a) the sum of (i) Consolidated EBITDA of the Borrower and its Subsidiaries and (ii) rent expense (including amounts paid as rent under the Synthetic Lease) for the Borrower and its Subsidiaries on a Consolidated basis for the period of four fiscal quarters ending as of the end of the most recently ended fiscal quarter of the Borrower to (b) the sum of (i) Consolidated Interest Expense of the Borrower and its Subsidiaries and (ii) rent expense (including amounts paid as rent under the Synthetic Lease) for the Borrower and its Subsidiaries on a Consolidated basis for the period of four fiscal quarters ending as of the end of the most recently ended fiscal quarter of the Borrower.

          "Foreign Subsidiary" means any "controlled foreign corporation" within
           ------------------
the meaning of Section 957(a) of the Internal Revenue Code as to which the Borrower or any of its Subsidiaries is a "United States shareholder" as defined in Section 951(b) of the Internal Revenue Code.

          "GAAP" has the meaning specified in Section 1.03.
           ----

         "Guarantors" means each present and future direct or indirect
          ----------
Subsidiary of the Borrower that is a party to the Guaranty.

          "Guaranty" has the meaning specified in Section 4.01(h)(x), and
           --------
includes any amendment to Guaranty delivered hereunder.

          "Hazardous Materials" means (a) petroleum or petroleum products,
           -------------------
natural or synthetic gas, radioactive materials, asbestos in any form, urea formaldehyde foam insulation, polychlorinated biphenyls, lead or lead-based paint, and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "medical waste," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance the release of or exposure to which is injurious to human health or the environment or governed or regulated under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements,
           ----------------
interest rate future or option contracts and other similar agreements.

          "Hedge Bank" means any Lender Party or an Affiliate of a Lender Party
           ----------
in its capacity as a party to a Bank Hedge Agreement.

          "Indemnified Party" has the meaning specified in Section 9.04(b).
           -----------------

          "Indemnified Taxes" has the meaning specified in Section 2.10(a).
           -----------------

          "Initial Lenders" has the meaning specified in the recital of parties
           ---------------
to this Agreement.

          "Insufficiency" means, with respect to any Plan, the amount, if any,
           -------------
of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Intercompany Notes" has the meaning specified in Section
           ------------------
4.01(h)(xiv).

          "Intercreditor Agreements" has the meaning specified in Section
           ------------------------
4.01(h)(xvii).

          "Interest Period" has the meaning specified in Section 2.06(b).
           ---------------

          "Interest Type" refers to the distinction between Advances bearing
           -------------
interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Inventory" means all Inventory referred to in Section 2(a)(i) of the
           ---------
Security Agreement.

          "Investment" in any Person means any loan or advance to such Person,
           ----------
any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses
(i) and (j) of the definition of "Debt" in respect of such Person. For the
                                  ----
avoidance of doubt, Investments shall not include Capital Expenditures.

          "Issue" means, with respect to any Letter of Credit, either issue such
           -----
Letter of Credit, extend the expiry of such Letter of Credit (other than any such extension occurring pursuant to the terms of such Letter of Credit), renew such Letter of Credit (other than any such renewal occurring pursuant to the terms of such Letter of Credit), or increase the amount of such Letter of Credit, and the terms "Issued", "Issuing", and "Issuance" shall have
                       ------    -------        --------
corresponding meanings.

          "Landlord's Lien Rights" means any "landlord's lien" rights or other
           ----------------------
rights, claims or demands of any of the lessors of the real property described in Section 5.01(r)(ii) with respect to the Collateral whether created by statute, contract or otherwise.

          "L/C Advance" means a payment made by an L/C Bank under a Letter of
           -----------
Credit.

          "L/C Bank" means BNP Paribas in its capacity as an issuer of a Letter
           --------
of Credit or any assignee acting in such capacity.

          "L/C Cash Collateral Account" has the meaning specified in Section
           ---------------------------
7.02.

          "L/C Related Documents" has the meaning specified in Section 3.04(a).
           ---------------------

          "L/C Sublimit" means Fifteen Million Dollars ($15,000,000) as such
           ------------
amount may be reduced pursuant to Section 2.04.

          "Lender Party" means any Lender or any L/C Bank.
           ------------

          "Lenders" means the Initial Lenders and each Eligible Assignee that
           -------
shall become a party hereto pursuant to Section 9.07.

          "Letter of Credit" means any letter of credit issued hereunder.
           ----------------

          "Letter of Credit Agreement" has the meaning specified in Section
           --------------------------
3.02(a).

          "Letter of Credit Obligations" means, as of any date of determination
           ----------------------------
with respect to any Letter of Credit, the sum of (a) the then outstanding Available Amount of such Letter of Credit, and (b) the aggregate amount of the Unreimbursed Letter of Credit Liability thereunder.

          "Letter of Credit Subfacility" has the meaning specified in Section
           ----------------------------
3.01.

          "Lien" means any lien, security interest or other charge or
           ----
encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means this Agreement, the Notes, the Guaranty, the
           --------------
Collateral Documents, each Letter of Credit Agreement, each Secured Hedge Agreement, the Intercompany Notes and any other instrument or agreement executed by the Borrower and the Administrative Agent that states that it is a Loan Document.

          "Loan Parties" means the Borrower and the Guarantors.
           ------------

          "Margin Stock" has the meaning specified in Regulation U.
           ------------

          "Material Adverse Change" means any material adverse change in the performance, prospects, business, assets, nature of assets, condition (financial or otherwise) or properties of the Borrower, or of the Borrower and its Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
performance, prospects, business, assets, nature of assets, condition (financial or otherwise) or properties of the Borrower, or the Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender Party under any Loan Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party.

          "Maximum Expenditure Amount" has the meaning specified in Section
           --------------------------
6.04(e).

          "Mortgage" has the meaning specified in Section 4.01(h)(ix).
           --------

          "Mortgage Policy" has the meaning specified in Section 4.01(h)(ix)(A).
           ---------------

          "Multiemployer Plan" means any Employee Benefit Plan which is a
           ------------------
"multiemployer plan" as defined in Section 3(37) of ERISA.


          "Net Cash Proceeds" means, with respect to any sale, lease, transfer
           -----------------
or other disposition of any asset or the sale or issuance of any Debt or capital stock, any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock by any Person, the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a direct result of such transaction in the taxable year of such transaction or in the immediately succeeding taxable year, the computation of which shall take into account the reduction in tax liability resulting from any available operating losses and net operating loss carryovers, tax credits and tax credit carryforwards, and similar tax attributes, and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case with respect to the foregoing clauses (a) and (c) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate and are properly attributable to such transaction or to the asset that is the subject thereof.

          "Note" means a Revolving Note or a Swing Line Note.
           ----

          "Notice of Borrowing" means either (a) a notice in substantially the
           -------------------
form of Exhibit B-1, or (b) telephonic notice (confirmed immediately in writing) of the information required by Exhibit B-1.

          "Notice of Issuance" means a notice in substantially the form of
           ------------------
Exhibit C.

          "Notice of Swing Line Borrowing" means either (a) a notice
           ------------------------------
substantially in the form of Exhibit B-2, or (b) telephonic notice (confirmed immediately in writing) of the information required by Exhibit B-2.

          "Obligation" means, with respect to any Person, any payment,
           ----------
performance or other obligation of such Person of any kind, including, without limitation, post-petition interest in any proceeding under the United States Bankruptcy Code or other applicable bankruptcy laws and including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 7.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "Offering Memorandum" means the offering memorandum dated October,
           -------------------
2001 used by the Syndication Agent in connection with the syndication of the Commitments.

          "Open Year" has the meaning specified in Section 4.01(n)(ii).
           ---------

          "Other Indemnified Taxes" has the meaning specified in Section
           -----------------------
2.10(b).

          "Owned Real Property" has the meaning specified in Section 5.01(r)(i).
           -------------------

          "Owner Trustee" means Wells Fargo Bank Northwest, National Association
           -------------
(formerly known as First Security Bank, National Association) not individually, except as expressly stated in any applicable document to which it may be a party, but solely as the Owner Trustee under the S&F Trust 1998-1.

          "Participation Agreement" means that certain Participation Agreement
           -----------------------
dated as of November 30, 2001 among Smart & Final Inc., as the Lessee, the various parties hereto from time to time, as the Guarantors, the Owner Trustee, the various banks and other lending institutions identified therein, as the Holders and Lenders, and Fleet Capital Corporation, as the Administrative Agent for the Lenders and respecting the Security Documents (as defined therein), as the Administrative Agent for the Lenders and the Holders, to the extent of their interests.

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Pension Plan" means any Employee Benefit Plan, other than a
           ------------
Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

          "Permitted Encumbrances" means, with respect to any property subject
           ----------------------
to a Mortgage or an Additional Mortgage, the matters listed on Schedule B to the policy of title insurance in favor of the Administrative Agent with respect to such property.

          "Permitted Liens" means such of the following as to which no
           ---------------
enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies not yet due and payable or being contested in good faith by Borrower by appropriate proceedings and for which adequate reserves have been established by Borrower as reflected in Borrower's financial statements; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or being contested in good faith by Borrower by appropriate proceedings and for which adequate reserves have been established by Borrower as reflected in Borrower's financial statements; (c) Liens (other than Liens imposed on any property of Borrower pursuant to ERISA or Section 412 of the Code) incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security and other statutory obligations; (d) Liens incurred or deposits and pledges made in the ordinary course to secure performance of tenders, surety and appeal bonds, bids, leases (other than Capitalized Leases), performance bonds, sales contracts and other similar obligations, in each case, not incurred in connection with the obtaining of credit or the payment of a deferred purchase price and which do not, in the aggregate, exceed $5,000,000; and (e) Permitted Encumbrances.

          "Person" means an individual, partnership, limited liability company,
           ------
corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Pledge Agreement" has the meaning specified in Section 4.01(h)(viii).
           ----------------

          "Preferred Stock" means, with respect to any corporation, capital
           ---------------
stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Pro Rata Share" of any amount means, with respect to any Lender at
           --------------
any time, the product of (a) a fraction the numerator of which is such Lender's Revolving Commitment at such time and the denominator of which is the sum of the Revolving Facility (in each case without giving effect to any termination of Commitments pursuant to Section 2.04 or Section 7.01) at such time times (b)
                                                                   -----
such amount.

          "Redeemable" means, with respect to any capital stock, Debt or other
           ----------
right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Register" has the meaning specified in Section 9.07(c).
           --------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "Required Lenders" means at any time Lender Parties owed or holding
           ----------------
more than 50% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, and (c) the aggregate Unused Revolving Commitments at such time. For purposes of this definition, the Available Amount of each Letter of Credit and the aggregate principal amount of all outstanding Swing Line Advances shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving Commitments.

          "Responsible Officer" means the President, Chief Executive Officer,
           -------------------
any Vice President, the Chief Financial Officer, the Controller, or the Treasurer of the Borrower.

          "Revolving Advance" has the meaning specified in Section 2.01(a).
           -----------------

          "Revolving Borrowing" means a borrowing consisting of simultaneous
           -------------------
Revolving Advances of the same Interest Type made by the Lenders.

          "Revolving Commitment" means, (i) with respect to any Lender listed on
           --------------------
Schedule I, the amount set forth opposite such Lender's name on Schedule I under the caption "Revolving Commitment," (ii) with respect to any Lender not listed on Schedule I hereto, the amount set forth in the Assignment and Acceptance pursuant to which such Person became a Lender hereunder, or (iii) if any of such Lenders has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(c) as such Lender's

"Revolving Commitment", in the case of each of the foregoing clauses (i), (ii) and (iii), as such amount may be reduced at or prior to such time pursuant to
Section 2.04.

          "Revolving Facility" means, at any time, the aggregate amount of the
           ------------------
Lenders' Revolving Commitments at such time.

          "Revolving Note" means a promissory note of the Borrower payable to
           --------------
the order of any Lender, in substantially the form of Exhibit D-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Advances made by such Lender.

          "Second Mortgages" has the meaning specified in Section 4.01(h)(xv).
           ----------------

          "Secured Hedge Agreement" means a Hedge Agreement between the Borrower
           -----------------------
and a Secured Hedge Bank or Secured Hedge Banks.

          "Secured Hedge Bank" means any Lender Party or an Affiliate of a
           ------------------
Lender Party in its capacity as a party to a Secured Hedge Agreement.

          "Secured Obligations" has the meaning specified in the Security
           -------------------
Agreement.

          "Secured Parties" means the Administrative Agent, the Lender Parties
           ---------------
and the Secured Hedge Banks.

          "Security Agreement" has the meaning specified in Section
           ------------------
4.01(h)(viii).

          "Senior Leverage Ratio" means, as of any date of determination, the
           ---------------------
ratio of (i) all Debt of the Borrower and its Subsidiaries under the Loan Documents, the Synthetic Lease Documents, Capitalized Leases and any other Debt secured by Liens permitted under Section 6.02(a) as of the end of the most recently ended fiscal quarter of the Borrower to (ii) Adjusted EBITDA for the period of four fiscal quarters ending as of the end of the most recently ended fiscal quarter of the Borrower.

          "Solvent" and "Solvency" mean, with respect to any Person on a
           -------       --------
particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Store #405" means that certain Smart & Final store located at 2431
           ----------
28th St., Sacramento, California and subject to a ground lease as identified on
Schedule 5.01(r)(i).

          "Subsidiary" of any Person means any corporation, partnership, limited
           ----------
liability company, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided, however, that Smart & Final Scholarship Foundation, a California corporation, shall not be considered a "Subsidiary" of the Borrower or any other Loan Party for purposes of this Agreement and the other Loan Documents.

          "Supermajority Lenders" means at any time Lender Parties owed or
           ---------------------
holding more than 66 2/3% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, and (c) the aggregate Unused Revolving Commitments at such time. For purposes of this definition, the Available Amount of each Letter of Credit and the aggregate principal amount of all outstanding Swing Line Advances shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving Commitments.

          "Surviving Debt" has the meaning specified in Section 5.01(q)(i).
           --------------

          "Surviving Debt Agreement" means any agreement or instrument setting
           ------------------------
forth the terms and conditions of any Surviving Debt.

          "Swing Line Advance" means an advance by the Swing Line Lender to the
           ------------------
Borrower pursuant to Section 2.01(b).

          "Swing Line Borrowing" means a borrowing consisting of a Swing Line
           --------------------
Advance made by the Swing Line Lender.

          "Swing Line Commitment" means, with respect to the Swing Line Lender,
           ---------------------
$10,000,000, or, if such Lender has entered into one or more Assignments and Acceptances with respect to the Swing Line Commitment, the amount set forth for the Swing Line Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(c) as such Lender's "Swing Line Commitment", in each case as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "Swing Line Commitment Commencement Date" means the Closing Date.
           ---------------------------------------

          "Swing Line Facility" means, at any time, the aggregate amount of the
           -------------------
Swing Line Lender's Swing Line Commitment at such time.

          "Swing Line Lender" means BNP Paribas and any assignee of the Swing
           -----------------
Line Commitment which assumes such Swing Line Commitment in accordance with the terms of Section 9.07.

          "Swing Line Note" means a promissory note of the Borrower payable to
           ---------------
the order of the Swing Line Lender, in substantially the form of Exhibit D-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Swing Line Advances made by such Lender.

          "Swing Line Reserve Amount" means, (i) at all times prior to the Swing
           -------------------------
Line Commitment Commencement Date, zero, and (ii) at any time of determination thereafter, the greater of (A) the aggregate Swing Line Commitment in effect at such time, and (B) the aggregate principal amount of all outstanding Swing Line Advances at such time.

          "Synthetic Lease Documents" means the Operative Agreements as defined
           -------------------------
in the Participation Agreement.

          "Synthetic Lease" means the Lease as defined in the Participation
           ---------------
Agreement.

          "Synthetic Lease Properties" means the real properties that are
           --------------------------
subject to the Synthetic Lease.

          "Tax Indemnitee" has the meaning specified in Section 2.10(c).
           --------------

          "Taxes" has the meaning specified in Section 2.10(a).
           -----

          "Transfer Date" has the meaning specified in Section 2.08(e).
           -------------

          "Transferee" has the meaning specified in Section 2.08(e).
           ----------

          "Unreimbursed Letter of Credit Liability" means, as of any date of
           ---------------------------------------
determination with respect to any Letter of Credit, the aggregate amount of all L/C Advances which have been made by, and not reimbursed to, the L/C Bank under such Letter of Credit.

          "Unused Revolving Commitment" means, with respect to any Lender at any
           ---------------------------
time, (a) such Lender's Revolving Commitment at such time, minus (b) the sum of
                                                           -----
(i) the aggregate principal amount of all Revolving Advances of such Lender outstanding at such time, plus (ii) such Lender's Pro Rata Share of the aggregate Letter of Credit Obligations outstanding at such time, plus (iii) such Lender's Pro Rata Share of the Swing Line Advances then outstanding.

          "Unused Swing Line Commitment" means, with respect to the Swing Line
           ----------------------------
Lender at any time, the remainder of (a) such Lender's Swing Line Commitment at such time, minus (b) the aggregate principal amount of all Swing Line Advances
           -----
made by such Lender and outstanding at such time.

          "Voting Interests" means, with respect to any Person, shares of
           ----------------
capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Withdrawal Liability" has the meaning specified in Part I of Subtitle
           --------------------
E of Title IV of ERISA.

     Section 1.02 Computation of Time Periods. In this Agreement in the
                  ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

     Section 1.03 Accounting Terms. All accounting terms not specifically
                  ----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(g) ("GAAP").

     Section 1.04 Other Definitional Provisions. References to Sections and
                  -----------------------------
subsections shall be to Sections and subsections, respectively, of this Agreement unless otherwise specified. The term "including" means including without limitation. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

     Section 1.05 Exhibits and Schedules. Each of the exhibits and schedules
                  ----------------------
attached hereto is hereby incorporated into and shall constitute part of these Articles.

     Section 1.06 Ownership of Synthetic Lease Properties. For all purposes
                  ---------------------------------------
under the Loan Documents other than the calculation of the financial covenants set forth in Section 6.04 and the grant of the Liens by the Owner Trustee in the Collateral Documents, the Borrower shall be deemed to be the owner of the Synthetic Lease Properties.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

     Section 2.01 The Advances.
                  ------------

               (a) Revolving Advances. Each Lender severally agrees, on the
                   ------------------
terms and conditions hereinafter set forth, to make advances (each a "Revolving
                                                                      ---------
Advance") to the Borrower from time to time on any Business Day during the
-------
period
from the Closing Date until the Commitment Termination Date in an amount for each such Advance not to exceed the lesser of (i) such Lender's Unused Revolving Commitment on such Business Day (after giving effect to any repayment of Swing Line Advances made or to be made with the proceeds thereof pursuant to a designation therefor set forth by the Borrower in a Notice of Borrowing for such Borrowing or pursuant to a Notice of Borrowing given by the Administrative Agent in accordance with Section 2.02(f)) and (ii) such Lender's Pro Rata Share of the Borrowing Base Availability; provided, however, that (1) the foregoing clause
                             --------  -------
(ii) shall not limit any Lender's obligations under Section 2.02(f), and (2) except with respect to a Borrowing the proceeds of which will be applied to repay outstanding Swing Line Advances pursuant to a designation therefor set forth by the Borrower in a Notice of Borrowing for such Borrowing or pursuant to a Notice of Borrowing given by the Administrative Agent pursuant to Section 2.02(f), the Borrower shall not request, and no Lender shall be required to make Revolving Advances in respect of any Borrowing if a Borrowing Base Deficiency would result after giving effect thereto. Each Revolving Borrowing shall be in an aggregate amount of Five Million Dollars ($5,000,000) or (except in the case of the initial Advance) an integral multiple of One Million Dollars ($1,000,000) in excess thereof and shall consist of Revolving Advances made by the Lenders ratably according to their respective Revolving Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(a), prepay pursuant to Section 2.05 and reborrow under this Section 2.01(a).

               (b) Swing Line Advances. The Swing Line Lender agrees, on the
                   -------------------
terms and conditions hereinafter set forth, to make advances (each a "Swing Line
                                                                      ----------
Advance") to the Borrower from time to time on any Business Day during the
-------
period from the Swing Line Commitment Commencement Date until the Commitment Termination Date in an amount not to exceed the Swing Line Lender's Unused Swing Line Commitment on such Business Day; provided, however, that the Swing Line
                                      --------  -------
Lender shall not make any Swing Line Advance if, after giving effect to such Swing Line Advance, a Borrowing Base Deficiency would result. Each Swing Line Borrowing shall consist of Swing Line Advances made by the Swing Line Lender and shall be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof. Immediately upon the making of each Swing Line Advance by the Swing Line Lender, the Swing Line Lender shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Swing Line Lender, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Swing Line Advance and the Obligations of the Borrower under this Agreement in respect thereof in an amount equal to such Lender's Pro Rata Share of such Swing Line Advance, provided, however, that (i) no Lender shall be required to fund
              --------  -------
its participation in any such Swing Line Advance until demand therefor is made by the Administrative Agent pursuant to Section 2.02(f)(ii) hereof, and (ii) no Lender shall be entitled to share in any payments of principal or interest in respect of its participation in any such Swing Line Advance except to the extent set forth in Section 2.02(f)(ii) hereof with respect to any such participation which has been funded by such Lender as provided therein. Within the limits of the Swing Line Lender's Unused Swing Line Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.05 and reborrow under this Section 2.01(b).

     Section 2.02 Making the Advances.
                  -------------------

               (a) Initial Borrowings. The initial Borrowings hereunder shall be
                   ------------------
made on the Closing Date and shall be made on notice received by the Administrative Agent from the Borrower (pursuant to a Notice of Borrowing) not later than 9:00 a.m. (Los Angeles, California time) (or such later time as the Administrative Agent may agree) on the Business Day immediately preceding the Closing Date. Such Notice of Borrowing shall be irrevocable upon receipt by the Administrative Agent. Upon receipt of such notice, the Administrative Agent shall promptly give notice to each Lender (but in no event later than 10:30 a.m. Los Angeles, California time on the Closing Date). Each Lender shall, before 11:30 a.m. (Los Angeles, California time) on the Closing Date, make available for the account of its Applicable Lending Office to the Administrative Agent such Lender's ratable share of such Borrowings by depositing same day funds in the Administrative Agent's Account. Notwithstanding any contrary provision hereof, the initial Borrowings may consist only of Base Rate Advances.

               (b) Subsequent Revolving Borrowings. Each Revolving Borrowing
                   -------------------------------
occurring after the Closing Date shall be made on notice received by the Administrative Agent from the Borrower (pursuant to a Notice of Borrowing) not later than 9:00 a.m. (Los Angeles, California time) (a) on the Business Day prior to the date of such Borrowing if such Borrowing consists of Base Rate Advances, and (b) on the third Business Day prior to the date of such Borrowing if such Borrowing consists of Eurodollar Rate Advances. Each such Notice of Borrowing shall be irrevocable upon receipt by the Administrative Agent and, in the case of any Notice of Borrowing for Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such Notice of Borrowing the applicable conditions set forth in this Section
2.02 or Article IV, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as a part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

               (c) Revolving Advances by Lenders. If the Administrative Agent
                   -----------------------------
receives a Notice of Borrowing (or if the Administrative Agent gives a Notice of Borrowing pursuant to Section 2.02(f)), the Administrative Agent shall promptly (and in any event not later than 3:00 p.m. (Los Angeles, California time) on the Business Day prior to the date of such Borrowing or, if such Borrowing consists of Eurodollar Rate Advances, the third Business Day prior to the date of such Borrowing) give each Lender notice of such Notice of Borrowing. Each Lender shall, before 11:30 a.m. (Los Angeles, California time) on the date of such Borrowing in the case of any Revolving Borrowing to be made on such date, make available for the account of its Applicable Lending Office to the Administrative Agent such Lender's ratable portion of such Borrowing by depositing same day funds in the Administrative Agent's Account.

Unless the Administrative Agent shall have received written notice from a Lender prior to the date of any Revolving Borrowing hereunder that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such ratable portion available to the Administrative Agent on the date of such Borrowing in accordance with the terms hereof and the Administrative Agent may, in reliance upon such assumption, but shall not be required to, make available to or for the account of the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent and the Administrative Agent makes such ratable portion available to the Borrower, such Lender and the Borrower, without prejudice to any rights or remedies that the Borrower may have against such Lender, severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to or for the account of the Borrower until the date such amount is repaid to the Administrative Agent, at (A) in the case of the Borrower, the interest rate applicable at the time to the Advances comprising such Borrowing, and (B) in the case of such Lender, the Federal Funds Rate with respect to the three-day period commencing from the date such amount is made available to or for the account of the Borrower and the interest rate applicable at the time to the Advances comprising such Borrowing thereafter. If such Lender shall pay to the Administrative Agent such amount, such amount so paid shall constitute such Lender's Advance as part of the relevant Borrowing for purposes of this Agreement and, to the extent that the Borrower previously paid such amount to the Administrative Agent, the Administrative Agent will refund to the Borrower such amount so paid, but without interest.

               (d) Disbursement of Revolving Advances. Upon fulfillment of the
                   ----------------------------------
applicable conditions set forth in Article IV (which fulfillment the Administrative Agent may assume in the absence of actual knowledge, or notice received from the Borrower or the Required Lenders, to the contrary), the Administrative Agent will make funds for any Borrowing available to the Borrower by crediting the Borrower's Account, subject to the Administrative Agent's receipt of funds from the Lenders, and provided that the Administrative Agent shall first make a portion of such funds equal to any outstanding L/C Advance under any Letter of Credit, and any interest accrued and unpaid thereon to and as of such date, available to the applicable L/C Bank for reimbursement of such L/C Advance and payment of such interest.

               (e) Swing Line Borrowings. Each Swing Line Borrowing shall be
                   ---------------------
made on notice received by the Administrative Agent and the Swing Line Lender from the Borrower (pursuant to a Notice of Swing Line Borrowing) not later than 9:00 A.M. (Los Angeles, California time) on the date of such Borrowing. Each such Notice of Swing Line Borrowing shall be irrevocable upon receipt by the Administrative Agent and the Swing Line Lender. If (i) the Administrative Agent and the Swing Line Lender receive a Notice of Swing Line Borrowing and (ii) the applicable conditions set forth in Article IV have been fulfilled (which fulfillment the Administrative Agent and the Swing Line Lender may assume in the absence of actual knowledge, or notice received from the Borrower, the Administrative Agent or the Required Lenders, to the contrary), then the Swing Line Lender will make funds for any Swing Line Borrowing available to the

Borrower by wire transfer to the Borrower on or before 3:00 p.m. (Los Angeles, California time) on the date of such Swing Line Borrowing.

               (f) Settlement of Swing Line Advances. (i) The Administrative
                   ---------------------------------
Agent may, and upon request by the Swing Line Lender in the Swing Line Lender's sole and absolute discretion, the Administrative Agent shall, at any time and from time to time, give to the Lenders and the Borrower a Notice of Borrowing for a Borrowing of Revolving Advances which are Base Rate Advances on behalf of the Borrower, in each case in an amount equal to the aggregate amount of Swing Line Advances then owing by the Borrower (or such lesser amount as the Administrative Agent or the Swing Line Lender shall specify), and the proceeds of which are to be used to prepay such Swing Line Advances on the date of such Borrowing. Upon receipt of any such Notice of Borrowing, each Lender (other than the Swing Line Lender) shall, before 11:30 a.m. (Los Angeles, California time) on the Business Day following the date on which such Notice of Borrowing is given), make available for the account of its Applicable Lending Office to the Administrative Agent such Lender's Pro Rata Share of such Borrowing by depositing same day funds in the Administrative Agent's Account. Notwithstanding any contrary provision of this Agreement, (A) the proceeds of any such Borrowing shall be distributed by the Administrative Agent to the Swing Line Lender) as a prepayment of all or a portion of the then outstanding Swing Line Advances, and
(B) the outstanding Swing Line Advances of the Swing Line Lender, in an amount equal to the aggregate amount of the Swing Line Advances to be prepaid on such date, shall be deemed to be prepaid with the proceeds of a Revolving Advance made by the Swing Line Lender and such portion of the Swing Line Advances deemed to be so prepaid shall no longer be outstanding as Swing Line Advances but shall be outstanding as Revolving Advances made by the Swing Line Lender.

          (ii) In addition to the right of the Swing Line Lender to require a Borrowing under Section 2.02(f)(i), the Swing Line Lender may at any time and from time to time and in its sole and absolute discretion request (by notice to the Administrative Agent and the Borrower) the Administrative Agent to, and upon receipt of such request the Administrative Agent shall, make demand on each Lender for payment of its participation in each Swing Line Advance then outstanding, and upon receipt of any such demand each Lender shall promptly fund such participation by paying to the Administrative Agent, for the account of the Swing Line Lender, the amount of such participation in same day funds on the date such request is given by the Administrative Agent to the Lenders. With respect to each such participation in any Swing Line Advance which is funded by any Lender, the Swing Line Lender shall promptly pay to the Administrative Agent, and the Administrative Agent shall promptly pay to such Lender, in lawful money of the United States and in the kind of funds so received, an amount equal to such Lender's ratable share of all payments received by the Swing Line Lender in respect of (A) the principal of such Swing Line Advance, and (B) interest on such Swing Line Advance for the period from and after the date on which such participation was funded. If any payment received by the Swing Line Lender on account of any Swing Line Advance and distributed to any Lender as a participant under the preceding sentence is thereafter recovered from the Swing Line Lender in connection with any bankruptcy or insolvency proceeding relating to the Borrower or otherwise, each Lender which received such distribution shall, upon demand by the Swing Line Lender through the Administrative Agent, repay to the Swing Line Lender such Lender's ratable share of the amount so recovered together with such Lender's ratable share (according to the proportion of (1) the amount of such Lender's required prepayment to (2) the total amount so recovered) of any interest or other amount paid or payable by the Swing Line Lender in respect of the total amount so recovered. The Borrower agrees that any Lender purchasing a participation in any Swing Line Advance from the Swing Line Lender hereunder may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          (iii) Anything contained herein to the contrary notwithstanding, the obligation of each Lender to make any Revolving Advance pursuant to Section 2.02(f)(i) or to fund its participation in any Swing Line Advances pursuant to
Section 2.02(f)(ii) shall be absolute and unconditional and shall not be subject to any conditions set forth in Article IV hereof or otherwise affected by any circumstance including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender or any Loan Party; (B) the occurrence or continuance of a Default;
(C) any adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party; (D) any breach of any Loan Document by the Borrower, any other Loan Party or any other Lender Party; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (iv) The Borrower irrevocably authorizes (A) the Administrative Agent to give any Notice of Borrowing pursuant to Section 2.02(f)(i) (with a copy to the Borrower), (B) the Lenders to make the Revolving Advances pursuant to such Notice of Borrowing, and (C) the Administrative Agent to distribute the proceeds thereof as provided herein.

               (g) Nature of Lenders' Obligations. The failure of any Lender to
                   ------------------------------
make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

               (h) Reports by Swing Line Lender. If requested by the
                   ----------------------------
Administrative Agent, the Swing Line Lender shall furnish to the Administrative Agent prior to the fifth Business Day of each month (and at such other times as the Administrative Agent may request) a written report summarizing all Swing Line Borrowings and payments in respect thereof during the preceding month and the aggregate outstanding principal amount of all Swing Line Advances as of the last day of such month (or as of such other date as the Administrative Agent may request).

     Section 2.03 Repayment.
                  ---------

               (a) Revolving Advances. The Borrower shall repay to each Lender
                   ------------------
(in accordance with the provisions of Section 2.09(a)) on the Commitment Termination Date the aggregate principal amount of all Revolving Advances owing to such Lender outstanding on the Commitment Termination Date.

               (b) L/C Advances. The Borrower shall repay each L/C Advance as
                   ------------
provided in Section 3.03.

               (c) Swing Line Advances. The Borrower shall repay to the Swing
                   -------------------
Line Lender the aggregate principal amount of all Swing Line Advances then outstanding on the Commitment Termination Date.

     Section 2.04 Reduction of the Revolving Commitments and Swing Line
                  -----------------------------------------------------
Commitments.
-----------

               (a) Optional Reductions. The Borrower shall have the right, upon
                   -------------------
at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the Unused Revolving Commitments of the Lenders; provided, however, that (i) each partial reduction shall be in an
         --------  -------
amount of Three Million Dollars ($3,000,000) or any multiple of One Million Dollars ($1,000,000) in excess thereof, and (ii) the aggregate amount of the Revolving Commitments shall not be reduced pursuant to this Section 2.04 to an amount less than the sum of (A) the aggregate principal amount of all Revolving Advances then outstanding, (B) the aggregate amount of all Letter of Credit Obligations then outstanding, and (C) the aggregate principal amount of all Swing Line Advances then outstanding.

               (b) Mandatory Reductions. The Revolving Facility shall be
                   --------------------
automatically and permanently reduced, on a pro rata basis, on each date on which prepayment thereof is required to be made pursuant to Section 2.05(b)(iii) in an amount equal to the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in the transaction giving rise to such required prepayment. Each such reduction of the Revolving Facility shall be made ratably among the Lenders in accordance with their Revolving Commitments.

               (c) Reduction of Swing Line Commitment. The Swing Line Commitment
                   ----------------------------------
of the Swing Line Lender shall be (i) terminated automatically and simultaneously upon any termination in whole of the Revolving Commitments, and
(ii) reduced ratably in an aggregate amount equal to the product of (i) the amount by which, as a result of any partial reduction of the Revolving Commitments of the Lenders, the aggregate Revolving Commitments of the Lenders are reduced below $20,000,000 multiplied by (ii) 0.50 (any such reduction of the
                              ----------
Swing Line Commitment to be effective automatically and simultaneously with any such reduction of the Revolving Commitments).

               (d) Reduction of the Letter of Credit Subfacility. The Letter of
                   ---------------------------------------------
Credit Subfacility shall be (i) terminated automatically and simultaneously upon any termination in whole of the Revolving Commitments, and (ii) reduced by an amount equal to product of (i) the amount by which, as a result of any partial reduction of the Revolving Commitments of the Lenders, the aggregate Revolving Commitments of the Lenders are reduced below $30,000,000 multiplied by (ii) 0.50
                                                         ----------
(any such reduction of the Letter of Credit Subfacility to be effective automatically and simultaneously with any such reduction of the Revolving Commitments).

     Section 2.05 Prepayments.
                  -----------

               (a) Optional Prepayments. The Borrower may, upon (i) prior notice
                   --------------------
to the Administrative Agent (which shall be given not later than 11:00 a.m. on the day of prepayment in the case of prepayment of Revolving Advances which consist of Base Rate Advances and three Business Days in advance in the case of prepayment of Revolving Advances which are Eurodollar Rate Advances) or (ii) prior notice to the Swing Line Lender (which may be given on the date of prepayment in the case of prepayment of Swing Line Advances), in either case stating the proposed date and aggregate principal amount of the prepayment and, in the case of Revolving Advances, the Interest Type of Advances to be prepaid (and if such notice is given the Borrower shall), prepay in whole or in part the outstanding principal of Advances of such Interest Type, together with, in the case of any prepayment of Eurodollar Rate Advances, interest thereon to the date of such prepayment on the principal amounts prepaid (plus, in the case of prepayment of Eurodollar Rate Advances prior to the end of the applicable Interest Period, any additional amount for which the Borrower shall be obligated pursuant to Section 9.04(c)); provided, however, that each partial prepayment of Revolving Advances shall be in an aggregate principal amount of not less than Three Million Dollars ($3,000,000) or an integral multiple of $1,000,000 in excess thereof, and each partial prepayment of Swing Line Advances shall be in an aggregate principal amount of not less than One Million Dollars ($1,000,000).

               (b) Mandatory Prepayments.
                   ---------------------

                    (i) Excess Advances. If, at any time, the then outstanding
                        ---------------
          aggregate principal amount of all Revolving Advances shall exceed either the aggregate amount of the Revolving Commitments of the Lenders at such time or the Borrowing Base Amount at such time, in each case minus the sum of (i) the aggregate amount of the Letter of Credit Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Advances then outstanding, the Borrower shall immediately prepay, for the ratable account of the Lenders, the outstanding principal amount of Revolving Advances in an aggregate amount equal to such excess. If, at any time, the then outstanding aggregate amount of all Swing Line Advances shall exceed either (i) the Swing Line Commitment of the Swing Line Lender, or (ii) the Borrowing Base Amount then in effect minus the sum of (A) the aggregate amount of the Letter of Credit Obligations then outstanding, and (B) the aggregate principal amount of the Revolving Advances then outstanding, the Borrower shall thereupon prepay, for the account of the Swing Line Lender, the outstanding principal amount of Swing Line Advances in an aggregate amount equal to such excess.

                    (ii)  Incomplete Settlement. If any Lender shall for any
                          ---------------------
          reason fail to pay any amount payable by it (including the funding of any participation in any Swing Line Advances), or fail to make any Revolving Advance to be made by it, pursuant to Section 2.02(f), the Borrower shall, on demand by the Administrative Agent, prepay the Swing Line Advances then outstanding in an amount equal to such amount.

                    (iii) Net Cash Proceeds. The Borrower shall, on the date of
                          -----------------
          receipt by the Borrower or any other Loan Party of the Net Cash Proceeds from (A) the sale, lease, transfer or other disposition of any assets of the Borrower or any other Loan Party (including the sale by the Borrower or any other Loan Party of the capital stock of any of their respective Subsidiaries but excluding (1) sales of inventory in the ordinary course of business, (2) sales of damaged, worn or obsolete equipment to the extent the proceeds thereof are intended to be (and are) used to purchase replacements for such equipment within 180 days or sales of damaged, worn or obsolete equipment made after the purchase of replacements for such equipment, (3) sales of the Synthetic Lease Properties permitted under Section 6.02(d)(v) (provided, that any proceeds from such sales which are not used to purchase replacement properties or applied to repay Obligations under the Synthetic Lease shall not be excluded from the prepayment requirements of this section), and (4) sales, leases, transfers and other dispositions of assets other than those contemplated by clauses
          (1), (2) and (3) above, which are sold, leased, transferred or otherwise disposed of for amounts that do not exceed $2,500,000 in any Fiscal Year), (B) the incurrence or issuance by the Borrower or any of its Subsidiaries of any Debt not permitted under Section 6.02(b) (it being understood that the provisions of this Section 2.05(b)(iii) shall not be construed to permit the incurrence of Debt otherwise prohibited by Section 6.02(b)), including any refinancing of any Debt (other than the Existing Credit Agreement which is being refinanced with proceeds of the initial Borrowing), (C) the sale or issuance by the Borrower or any of its Subsidiaries of any Equity Interests (including receipt of any capital contribution), and (D) any Extraordinary Receipt received by or paid to or for the account of the Borrower or any of its Subsidiaries and not otherwise included in clause (A), (B) or (C) above, prepay outstanding Advances as provided in Section 2.05(c), except that, in the case of sales of assets contemplated by clause (4) above, the amount of such Net Cash Proceeds in excess of $2,500,000 in any Fiscal Year shall be so applied.

                    (iv)  L/C Cash Collateral. If, at any time, the aggregate
                          -------------------
          Available Amount of all Letters of Credit then outstanding exceeds the L/C Sublimit in effect at such time, the Borrower shall immediately pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such account to equal the amount of such excess.

                    (v)   Interest Payable on Amounts Prepaid. All prepayments
                          -----------------------------------
          under this Section 2.05 shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

               (c) Application of Prepayments. Prepayments of the Revolving
                   --------------------------
Facility made pursuant to this Section 2.05 shall be first applied to prepay L/C
                                                     -----
Advances then outstanding until such Advances are paid in full, second applied
                                                                ------
to prepay Swing Line Advances then outstanding until such Advances are paid in full, third applied to prepay Revolving Advances then outstanding comprising
      -----
part of the same Borrowings until such Advances are paid in full and fourth
                                                                     ------
deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding. The amount remaining (if any) after the prepayment in full of the Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding may, provided no Default shall have occurred and be continuing, be returned to the Borrower and the Revolving Facility shall be permanently reduced as set forth in Section 2.04(b).

     Section 2.06 Interest. The Borrower shall pay interest on the unpaid
                  --------
principal amount of each Advance from the date of such Advance until such principal is paid in full at the applicable rate set forth below.

               (a) Interest on Base Rate and Swing Line Advances. Except to the
                   ---------------------------------------------
extent that the Borrower shall elect to pay interest on all or any part of any Revolving Advance made or to be made to the Borrower under Section 2.01 for any Interest Period pursuant to subsections (b) and (c) of this Section 2.06 and except as otherwise provided in this Agreement, the Borrower shall pay interest on the unpaid principal amount of each Advance, from the date of such Advance until such principal amount is paid in full, payable quarterly in arrears on the last Business Day of each March, June, September and December commencing December 31, 2001 and on the date such Advance shall be paid in full, at a fluctuating interest rate per annum equal, subject to Section 2.06(d), to the sum of the Base Rate in effect from time to time and the Applicable Margin for Base Rate Advances in effect from time to time.

               (b) Interest Periods for Eurodollar Rate Advances. The Borrower
                   ---------------------------------------------
may, pursuant to Section 2.06(c), elect to have the interest on the principal amount of all or any portion of any Revolving Advances made or to be made to the Borrower under Section 2.01, in each case ratably according to the respective outstanding principal amounts of Revolving Advances owing to each Lender (each such principal amount owing to a Lender as to which such election has been made being a "Eurodollar Rate Advance" owing to such Lender) determined and payable
         -----------------------
for a specified period (an "Interest Period" for such Eurodollar Rate Advance)
                            ---------------
in accordance with subsection (c) below, provided, however, that the Borrower
                                         --------  -------
may not (i) make any such election with respect to any Swing Line Advances or L/C Advances, or (ii) have more than five (5) Eurodollar Rate Advances owing to any Lender outstanding at any one time. Each Interest Period shall be one, two, three, or six months, at the Borrower's election pursuant to subsection (c) below, provided, however, that:
       --------  -------

                    (i) the first day of an Interest Period for any Eurodollar Rate Advance shall be either the last day of any then current Interest Period for such Advance or, if there shall be no then current Interest Period for such Advance, any Business Day;

                    (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause
                        --------  -------
          the last day of such Interest Period to occur in the next following month, the last day of such Interest Period shall occur on the next preceding Business Day;

                    (iii) whenever the first day of any Interest Period occurs on a day of the month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months of such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

                    (iv) Interest Periods of longer than one week shall not be available until the earlier of (a) the Administrative Agent's determination that syndication is completed or (b) three months following the Closing Date, in each case unless the Administrative Agent in its sole discretion determines otherwise.

               (c) Interest on Eurodollar Rate Advances. The Borrower may from
                   ------------------------------------
time to time, on the condition that no Event of Default has occurred and is continuing, and subject to the provisions of Sections 2.06(b) and 2.06(e), elect to pay interest on all or any portion of any Revolving Advances during any Interest Period therefor at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period for such Advances plus the Applicable Margin for Eurodollar Rate Advances in effect from time to time, by notice, specifying the amount of the Advances as to which such election is made (which amount shall aggregate at least Five Million Dollars ($5,000,000) or any multiple of One Million Dollars ($1,000,000) in excess thereof) and the first day and duration of such Interest Period, received by the Administrative Agent before 9:00 a.m. (Los Angeles, California time) three Business Days prior to the first day of such Interest Period. If the Borrower has made such election for Eurodollar Rate Advances for any Interest Period, the Borrower shall pay interest on the unpaid principal amount of such Eurodollar Rate Advances during such Interest Period, payable in arrears on the last day of such Interest Period and, in the case of any Interest Period which is longer than three months, on each three month anniversary of the first day of such Interest Period, in each case at a rate equal, subject to Section 2.06(d), to the sum of the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advances plus the Applicable Margin for Eurodollar Rate Advances in effect from time to time during such Interest Period. On the last day of each Interest Period for any Eurodollar Rate Advance, the unpaid principal balance thereof shall automatically become and bear interest as a Base Rate Advance, except to the extent that the Borrower has elected to pay interest on all or any portion of such amount for a new Interest Period commencing on such day in accordance with this Section 2.06(c). Each notice by the Borrower under this Section 2.06(c) shall be irrevocable upon receipt by the Administrative Agent, and the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such notice the applicable conditions set forth in this Section 2.06(c) or Article IV, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund any such Eurodollar Rate Advance when such Eurodollar Rate Advance, as a result of such failure, is not made or does not become effective.

               (d) Default Interest. Upon the occurrence and during the
                   ----------------
continuance of an Event of Default, interest shall accrue (i) on any Advance then outstanding at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to such Advance (which, for the avoidance of doubt, shall include the Applicable Margin) (the "Default
                                                                   -------
Rate"); provided that, in the case of any Eurodollar Rate Advance, upon the
----
expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Advance shall thereupon become a Base Rate Advance and shall thereafter bear interest at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Advances (which, for the avoidance of doubt, shall include the Applicable Margin), and (ii) to the fullest extent permitted by law, on any overdue principal, interest or other amounts payable hereunder at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to Base Rate Advances (which, for the avoidance of doubt, shall include the Applicable Margin). Such interest shall be payable upon demand. Payment or acceptance of the increased rates of interest provided for in this Section 2.06(d) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

               (e) Suspension of Eurodollar Rate Advances.
                   --------------------------------------

                    (i) Illegality. Notwithstanding any other provision of this
                        ----------
          Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such
                 --------  -------
          Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

                    (ii)  Other Circumstances. If, with respect to any
                          -------------------
          Eurodollar Rate Advances, (A) the Administrative Agent shall determine in good faith (which determination shall be conclusive) that the Eurodollar Rate cannot be determined in accordance with the definition thereof, or (B) Lenders owed at least 50% of the then aggregate unpaid principal amount thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

                    (iii) Suspension on Event of Default. Upon the occurrence
                          ------------------------------
          and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to convert Advances into, Eurodollar Rate Advances shall be suspended.

     Section 2.07 Fees.
                  ----

               (a) Commitment Fees. The Borrower agrees to pay to the
                   ---------------
Administrative Agent a commitment fee on the average daily amount of each Lender's Revolving Commitment less the sum of (i) Revolving Advances made by such Lender and outstanding from time to time, (ii) such Lender's Pro Rata Share of the aggregate Letter of Credit Obligations outstanding from time to time, and
(iii) in the case of the Swing Line Lender only, the outstanding amount of any Swing Line Advances, for the account of such Lender, from the Closing Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Commitment Termination Date, at the rate per annum equal to the Commitment Fee Percentage in effect from time to time, payable in arrears on the last Business Day of each March, June, September and December, commencing December 31, 2001 and, and on the Commitment Termination Date.

               (b) Agent's Fees. The Borrower agrees to pay to the Agent (i) the
                   ------------
fees in the amounts and at the times set forth in the letter dated October 16, 2001 from the Agent to the Borrower, and agreed to and accepted by the Borrower on October 19, 2001, and (ii) such other fees as may from time to time be agreed between the Borrower and the Agent.

               (c) Absolute Obligation. The Borrower's obligation hereunder to
                   -------------------
pay the fees referred to in this Section 2.07 shall be absolute and unconditional and shall survive the making and repayment of Advances, the termination of all Letter of Credit Obligations and the termination of this Agreement. All fees which are due or become due pursuant to this Section 2.07 are nonrefundable.

     Section 2.08 Increased Costs, Etc.
                  --------------------

               (a) Increased Costs. If, due to either (i) the introduction of or
                   ---------------
any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost (including Taxes, other than Excluded Taxes) to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit (or of agreeing to purchase or purchasing participations therein) or of agreeing to make or of making or maintaining L/C Advances (or of agreeing to purchase or purchasing participations therein), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost.

               (b) Capital Requirements. If, due to either (i) the introduction
                   --------------------
of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the amount of capital required or expected to be maintained by any Lender Party or any corporation controlling such Lender Party as a result of or based upon the existence of such Lender Party's commitment to lend or to issue or purchase participations in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party for the increase in costs incurred by such Lender Party as a result of maintaining such increased capital to the extent that such Lender Party reasonably determines such increase in capital to be attributable in whole or in part to the existence of such Lender Party's commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit (or similar contingent obligations).

               (c) Mitigation. If any Lender Party desires to make a claim
                   ----------
against Borrower under this Section 2.08, such Lender Party shall notify Borrower of any event occurring after the date of this Agreement entitling such Lender Party to compensation under paragraph (a) or (b) of this Section 2.08 as promptly as practicable, but in any event within 90 days after such Lender Party obtains actual knowledge thereof; provided that (i) such Lender Party shall only
                                  --------
be entitled to payment from Borrower for any Additional Costs under this Section
2.08 incurred from and after the date that is 90 days prior to the date on which such Lender Party gives such notice, and (ii) each Lender

Party will use commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to mitigate the amount of the Additional Costs associated with such event, including designating a different Applicable Lending Office if the making of such designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender Party, result in any economic, legal or regulatory disadvantage to such Lender Party (other than economic disadvantages for which the Borrower agrees to indemnify such Lender Party). Any Lender Party making a claim under this Section 2.08 shall provide to Borrower an officer's certificate setting forth in reasonable detail (i) the events giving rise to such Additional Costs and (ii) the amount of such Lender Party's request for compensation under paragraph (a) or (b) of this Section 2.08, together with a statement that the determinations and allocations made in respect of the Additional Costs comply with the provisions of this Section 2.08. Determinations and allocations by any Lender Party for purposes of this Section 2.08 of any change in law or regulation under paragraph (a) or any change in capital requirements under paragraph (b) on it costs or rate of return of maintaining its Commitment or its funding or on amounts receivable by it in respect of Advances made by it, and of the amounts required to compensate such Lender Party under this Section 2.08 shall be conclusive absent manifest error.

               (d) Exceptions to Compensation Requirement. Borrower shall not be
                   --------------------------------------
required to make any payments under this Section 2.08 to any Lender Party if (i) a claim hereunder arises through circumstances specific to such Lender Party and which do not affect commercial lenders in the same jurisdiction as such Lender Party generally, or (ii) such Lender Party is required by Section 2.08(e) to assign its Commitment to a designated assignee but fails to do so (other than as a result of such designated institution failing to execute an Assignment and Acceptance and consummating the transaction contemplated thereby), or (iii) the claim arises out of, and immediately upon, a voluntary relocation by such Lender Party of its Applicable Lending Office.

               (e) Replacement of Lender Party. If any Lender Party gives notice
                   ---------------------------
of a claim against Borrower under this Section 2.08, Borrower shall have the right by notice to such Lender Party to request such Lender Party to transfer its Commitment and its interests under the Loan Documents, without representation or warranty (except for the absence of such Liens on such interests arising by, through or under such Lender Party) and in accordance with
Section 9.07, on a Business Day not fewer than ten Business Days after the giving of such notice (the "Transfer Date") to an Eligible Assignee designated
                            -------------
by Borrower (the "Transferee") for consideration equal to the sum of (i) such
                  ----------
Lender Party's share of the principal of the Advances outstanding, plus (ii) accrued interest to the Transfer Date on such share of the Advances, plus (iii) all other amounts, if any, owing to such Lender Party under the Loan Documents.

     Section 2.09 Payments and Computations.
                  -------------------------

               (a) Payments by Borrower. The Borrower shall make each payment
                   --------------------
hereunder and under any other Loan Document to which it is a party, irrespective of and without condition or deduction for any counterclaim, defense, recoupment or setoff, in lawful money of the United States and in same day funds delivered to the Administrative Agent not later than 10:00 a.m. (Los Angeles, California time) on the day when due by deposit of such funds to the Administrative Agent's Account. Any payment so delivered to the Administrative Agent after 10:00 a.m. (Los Angeles, California time) on any Business Day, or on any day which is not a Business Day, shall be deemed received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent will promptly after receipt of each payment cause to be distributed like funds relating to the payment of principal, interest, commitment fees or letter of credit fees ratably to each Lender for the account of its Applicable Lending Office, and like funds relating to the payment of any other amount payable to any Lender or any L/C Bank (including payments with respect to Letters of Credit and payments for the account of any Lender under Sections 2.08, 2.10 or 9.04(c)) to such Lender for the account of its Applicable Lending Office or to such L/C Bank, in each case to be applied in accordance with, and subject to, the terms of this Agreement, including Section 2.09(e) below. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under any other Loan Document in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

               (b) Computations. All computations of interest in respect of Base
                   ------------
Rate Advances based on BNP Paribas' "base rate" shall be made by the Administrative Agent on the basis of a year of 365/366 days and all other computations of interest in respect of any other amounts payable hereunder, including fees, shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is being computed; provided that if any Advance is repaid on the same day on which it is made, one day's interest shall be paid on such Advance. Each determination by the Administrative Agent of an interest rate, fee, commission or discount rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

               (c) Payments Assumed. Unless the Administrative Agent shall have
                   ----------------
received notice from the Borrower prior to the date on which any payment is due to the Lenders or any L/C Bank hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, but shall not be required to, cause to be distributed to each Lender or such L/C Bank on such due date an amount equal to the amount then due to such Lender or such L/C Bank. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender and L/C Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender or L/C Bank together with interest thereon, for each day from the date such amount is distributed to such Lender or L/C Bank until the date such Lender or L/C Bank repays such amount to the Administrative Agent, at the Federal Funds Rate with respect to the three-day period commencing from the date such amount is distributed to such Lender Party and at the interest rate applicable to Base Rate Advances at such time thereafter.

               (d) Application of Payments Specified by the Borrower. Except as
                   -------------------------------------------------
otherwise specified herein, so long as no Event of Default has occurred and is continuing, all payments shall be applied as instructed by the Borrower if such instructions are received by the Administrative Agent prior to or contemporaneously with receipt of funds therefor.

               (e) Application of Payments Not Otherwise Specified. If the
                   -----------------------------------------------
Administrative Agent receives funds for application to the Advances or any Letter of Credit Obligations or other Obligations of the Borrower under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility or the Obligations to which, or the manner in which, such funds are to be applied, the Administrative Agent may elect to distribute such funds first, to the L/C Banks ratably in payment of the principal of and
           -----
interest on any outstanding L/C Advances, second, to the payment of the
                                          ------
outstanding Swing Line Advances and interest thereon, third, to each Lender
                                                      -----
ratably in accordance with such Lender's proportionate share of all Advances (other than Swing Line Advances) then outstanding, in repayment or prepayment of such of the outstanding Advances (other than Swing Line Advances), and for application to such principal installments, as the Administrative Agent may direct, and thereafter ratably to the Lenders in repayment or prepayment of any other Obligations of the Borrower then outstanding under the Loan Documents as the Administrative Agent shall direct, provided that if an Event of Default has
                                       --------
occurred and is continuing and the Revolving Commitments of the Lenders and the Swing Line Commitments of the Swing Line Lender have been terminated in full, the Administrative Agent shall distribute any payments and any proceeds of any collection, sale or other realization or liquidation of any Collateral first, to
                                                                       -----
the payment of all costs and expenses of the Administrative Agent under the Loan Documents, second, to the L/C Banks ratably in payment of the principal of and
           ------
interest on any outstanding L/C Advances, third, to the payment of the
                                          -----
outstanding Swing Line Advances and interest thereon, and fourth, to each Lender
                                                          ------
ratably in accordance with such Lender's proportionate share of the principal amount of all Advances (other than Swing Line Advances) and Letter of Credit Obligations then outstanding, in payment or prepayment of such Obligations owed to such Lender under the Loan Documents, and for application to such principal installments (if applicable) as the Administrative Agent shall direct.

               (f) Payments on Business Days. Whenever any payment hereunder or
                   -------------------------
under any other Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest and commitment and other fees; provided, however, if such
                                                   --------  -------
extension would cause payment of interest on or principal of any Eurodollar Rate Advance to be made in the next following month, such payment shall be made on the immediately preceding Business Day.

               (g) Payments From Borrower's Accounts. The Borrower hereby
                   ---------------------------------
authorizes each Lender Party and each of its Affiliates, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender Party, under the Notes held by such Lender Party, to charge from time to time, to the fullest extent permitted by law but subject to Sections
2.11 and 9.05, against any or all of the Borrower's accounts with such Lender Party or such Affiliate any amount so due.

     Section 2.10 Taxes.
                  -----

               (a) Withholding Taxes. Any and all payments by the Borrower
                   -----------------
hereunder or under the Notes or any other Loan Document shall be made, in accordance with Section 2.09, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto ("Taxes"), except to the
                                                         -----
extent required by applicable law. If the Borrower shall be required by applicable law to deduct or withhold any Tax (other than an Excluded Tax) from or in respect of any sum payable by the Borrower or under this Agreement, the Notes or any other Loan Documents to any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to the additional sum payable pursuant to this clause
(i)) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings, and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. The Taxes for which the Borrower is required to make additional payments pursuant to this Section 2.10(a) are called herein "Indemnified Taxes".
 -----------------

               (b) Other Taxes. In addition, the Borrower shall pay any present
                   -----------
or future stamp, documentary, excise, property or similar taxes, charges or levies (other than Excluded Taxes) that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other
                                                                          -----
Indemnified Taxes").
-----------------

               (c) Excluded Taxes. For the purposes of this Section 2.10,
                   --------------
"Excluded Taxes" means, with respect to any Lender Party, the Administrative
 --------------
Agent and any other Person entitled to receive a payment to be made by or on account of any obligation of the Borrower hereunder or under the Notes (each of which is called herein a "Tax Indemnitee"), (i) any Taxes which are imposed on
                          --------------
or with respect to, or measured by, the net income of such Tax Indemnitee and which are imposed by the United States of America, or by any government or other taxation authority in the jurisdiction under the laws of which such Tax Indemnitee is organized or in which its principal office is located or, in the case of any Lender Party, in which any of its Applicable Lending Offices is located or, in the case of the Administrative Agent, in which it has an office location at which it performs its duties as Administrative Agent, (ii) in the case of any Lender Party or Administrative Agent that is organized under the laws of a jurisdiction outside the

United States of America, any withholding tax that (A) is in effect and applies to amounts payable by the Borrower under this Agreement, the Notes or any other Loan Document to or for the benefit of such Lender Party at the time such Lender Party becomes a party to this Agreement (or designates a new Applicable Lending Office) except, in the case of any Lender Party that becomes a party to this Agreement or designates a new Applicable Lending Office after the Closing Date, to the extent that such Lender Party is entitled at the time it designates a new Applicable Lending Office, or to the extent that such Lender Party's assignor was entitled at the time such Lender Party becomes a party to this Agreement, as the case may be, to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.10(a), or (B) is attributable to such Lender Party's failure to comply with Section 2.10(f) or such Administrative Agent's failure to comply with Section 2.10(f) or 9.07(d), other than by reason of not being eligible for any exception from, or reduced rate of, withholding upon completion of the Internal Revenue Service Form at the time required, (iii) any Tax that is imposed in connection with any sale, assignment, transfer or other disposition by any Tax Indemnitee of all or any part of its interest in this Agreement, the Notes or any other Loan Documents other than during the continuance of an Event of Default, and (iv) any Tax imposed by any government or other taxation authority in any jurisdiction to the extent such Tax is attributable to a connection between such jurisdiction and such Tax Indemnitee other than a connection arising from the transactions contemplated by this Agreement and the other Loan Documents.

               (d) Indemnification. The Borrower shall indemnify each Lender
                   ---------------
Party and the Administrative Agent for the full amount of Indemnified Taxes and Other Indemnified Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section 2.10, paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Administrative Agent (as the case may be) makes written demand therefor, provided that such written demand includes a description in reasonable detail of the Indemnified Tax or Other Indemnified Tax for which indemnification is being demanded and the calculation in reasonable detail of the amount of such indemnity. So long as no Default shall have occurred and be continuing, and the Administrative Agent or Lender Party shall have determined that no adverse tax consequences could reasonably be expected to result therefrom, at the request and expense of the Borrower and after receipt of an opinion from recognized counsel (reasonably satisfactory to the Administrative Agent or the applicable Lender Party, as the case may be) stating that there is a substantial basis to contest the imposition or assertion of an Indemnified Tax or Other Indemnified Tax or Tax for which the Borrower is or would be required to indemnify the Administrative Agent or applicable Lender Party pursuant to Section 2.08 (a "Tax Opinion"), the Administrative Agent or
                                   -----------
such Lender Party, as applicable, shall contest the imposition or assertion of such Indemnified Tax or Other Indemnified Tax or Tax in good faith in accordance with applicable law; provided, that such imposition or assertion of an Indemnified Tax or Other Indemnified Tax or Tax exceeds $100,000. The Borrower hereby agrees to reimburse the Administrative Agent or such Lender Party for all costs of such contest upon demand. The Administrative Agent or such Lender Party, as applicable, shall have responsibility for the conduct of any contest conducted pursuant to this Section 2.10(d).

               (e) Evidence of Payment. Within 30 days after the date of any
                   -------------------
payment by the Borrower of an Indemnified Tax pursuant to Section 2.10 (a) or any Other Indemnified Tax pursuant to Section 2.10(b), the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original receipt of payment thereof or a certified copy of such receipt or, if the relevant taxation authority does not provide a receipt for such payment, such evidence of such payment as may be reasonably obtainable by the Borrower and reasonably satisfactory to the Administrative Agent. In the case of any payment hereunder or under the Notes by the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Indemnified Taxes. Notwithstanding such opinion, if any Lender Party or the Administrative Agent receives notice from the relevant taxing authority that any Indemnified Tax is due with respect to such payment, the Borrower shall indemnify such Lender Party or the Administrative Agent, as the case may be, to the extent required by Section 2.10(d). For purposes of this subsection (e) and subsection (f), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

               (f) Foreign Lenders and L/C Banks. Each Lender Party organized
                   -----------------------------
under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter upon the reasonable request in writing by the Borrower or the Administrative Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide the Administrative Agent and the Borrower with a properly completed and signed Internal Revenue Service Form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under this Agreement or the Notes. If the form provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered an Excluded Tax unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered an Excluded Tax for periods governed by such form; provided, however, that if, at the date of the
                               --------  -------
Assignment and Acceptance pursuant to which a Lender Party assignee becomes a party to this Agreement, the Lender Party assignor was entitled to indemnity payments under Section 2.10(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Indemnified Taxes shall include (in addition to withholding taxes, other than Excluded Taxes, that may be imposed in the future or other amounts otherwise included in Indemnified Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this Section 2.10(f) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8BEN or W-8ECI, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

          The Administrative Agent, and any successor Administrative Agent, that is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date it becomes a party to this Agreement, and from time to time thereafter upon the reasonable request in writing by the Borrower, provide the Borrower with a properly completed and signed Internal Revenue Service Form W-8IMY (including all required attachments and supplements).

               (g) Mitigation of Withholding Taxes. Any Lender Party claiming
                   -------------------------------
any additional amounts payable pursuant to this Section 2.10 shall use commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

          If the Borrower is required by applicable law to withhold any Indemnified Tax with respect to any amount payable to or for the benefit of any Lender Party pursuant to this Agreement or the Notes, the Borrower may, at any time upon at least ten (10) Business Days prior written notice to the Administrative Agent, arrange to have any other Lender or any Eligible Assignee purchase from the affected Lender in accordance with Section 9.07 all of its Notes and/or Revolving Commitments for an amount equal to the aggregate outstanding principal amount thereof plus interest thereon accrued to (but not including) the date of purchase.

               (h) Refunds. If, in the case of any Indemnified Tax, Other
                   -------
Indemnified Tax, or Tax in respect of which the Borrower has paid an indemnity to or for the account of any Tax Indemnitee pursuant to this Section 2.10 or
Section 2.08, as the case may be, the Tax Indemnitee has received a refund of such Indemnified Tax, Other Indemnified Tax or Tax pursuant to Section 2.08, then the Tax Indemnitee shall remit to the Borrower the portion of such refund (net of any expenses incurred in connection therewith) that is attributable to the payment of such Indemnified Tax, Other Indemnified Tax, or Tax as determined in the sole discretion of the Tax Indemnitee which determination shall be final, provided that if an Event of Default shall have occurred the Tax Indemnitee shall cease to have any obligation under this Section 2.10(h).

               (i) Survival. Without prejudice to the survival of any other
                   --------
agreement of the Borrower hereunder, the agreements and obligations of the Borrower, each Lender Party and the Administrative Agent contained in this
Section 2.10 shall survive the payment in full of principal and interest hereunder and under the Notes.

     Section 2.11 Sharing of Payments, Etc. If any Lender Party shall obtain at
                  ------------------------
any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided,
                                                                    --------
however that if all or any portion of such excess payment is thereafter
-------
recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such other Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section
2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such interest or participating interest.

     Section 2.12 Use of Proceeds. The proceeds of the Advances and drawings
                  ---------------
under the Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds): (a) to repay in full all amounts outstanding under the Existing Credit Agreement, (b) to repay in full all amounts outstanding under the Casino Note, (c) to pay transaction fees and expenses, and (d) to provide working capital for the Borrower and its Subsidiaries and, subject to the provisions of this Agreement and the other Loan Documents, for other general corporate purposes of the Borrower and its Subsidiaries. No portion of the proceeds of any borrowing under this Agreement shall be used by the Borrower or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such

Board or to violate the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

     Section 2.13 Evidence of Debt.
                  ----------------

               (a) Maintenance of Accounts by Lenders. Each Lender shall
                   ----------------------------------
maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (b) Maintenance of Accounts by Agent. The Register maintained by
                   --------------------------------
the Administrative Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for each Lender Party, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Interest Type of the Advances comprising such Borrowing and any Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender Party hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender Party's share thereof. The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

     Section 2.14 Conversion of Advances.
                  ----------------------

               (a) Optional. The Borrower may on any Business Day, upon notice
                   --------

given to the Administrative Agent not later than 9:00 a.m. (Los Angeles, California time) on the third Business Day prior to the date of the proposed Conversion, Convert all or any portion of the Advances of one Interest Type comprising the same Borrowing into Advances of the other Interest Type; provided, however, that (i) any Conversion of Eurodollar Rate Advances into Base
--------  -------
Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, (ii) any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than $3,000,000 and integral multiples of $1,000,000 thereafter, (iii) no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.06(b) and (iv) each Conversion of Advances comprising part of the same Borrowing under the Revolving Facility shall be made ratably among the Lenders in accordance with their Commitments under the Revolving Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower and shall be subject to Section 9.04(c).

               (b) Mandatory. On the date on which the aggregate unpaid
                   ---------
principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $3,000,000, such Advances shall automatically Convert into Base Rate Advances.

                                  ARTICLE III

                     AMOUNTS AND TERMS OF LETTERS OF CREDIT

     Section 3.01 The Letter of Credit Subfacility. The Borrower may request
                  --------------------------------
that the L/C Bank Issue Letters of Credit for the account of the Borrower from time to time on any Business Day during the period after the Closing Date until the Commitment Termination Date (a) in an aggregate Available Amount for all Letters of Credit not to exceed at any time Fifteen Million Dollars ($15,000,000) (the "Letter of Credit Subfacility"), and (b) in an Available
                    ----------------------------
Amount for each such Letter of Credit not to exceed the Unused Revolving Commitments of the Lenders on such Business Day. The L/C Bank shall not be obligated to issue a Letter of Credit if such Issuance would cause the sum of the Revolving Advances, the Swing Line Reserve Amount and the Letter of Credit Obligations then outstanding to exceed the Borrowing Base Amount. No Letter of Credit shall (i) have a face amount of less than $500,000, or (ii) have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of five (5) Business Days before the Commitment Termination Date and one year after the date of issuance thereof; provided, however, any Letter of Credit may by its terms be renewable on terms satisfactory to the L/C Bank, but shall not have an expiration date later than five Business Days before the Commitment Termination Date unless the Borrower and the applicable L/C Bank enter into an agreement satisfactory to such L/C Bank in its sole discretion with respect to the acceleration and replacement of such Letter of Credit, which agreement may require the Borrower to cash collateralize such Letter of Credit or enter into such other collateral arrangements as determined by the L/C Bank in its sole discretion. Within the limits of the Letter of Credit Subfacility, and subject to the limits referred to above, the Borrower may request the Issuance of one or more Letters of Credit under this Section 3.01, repay amounts due resulting from L/C Advances thereunder pursuant to Section 3.03, and request the Issuance of one or more additional Letters of Credit under this Section 3.01.

     Section 3.02 Issuance of Letters of Credit.
                  -----------------------------

               (a) Notice of Issuance. Each Letter of Credit shall be Issued
                   ------------------
pursuant to a Notice of Issuance, which must be received by the Administrative Agent and the L/C Bank not later than 9:00 a.m. (Los Angeles, California time) on the third Business Day prior to the date of the proposed Issuance of such Letter of Credit (or such shorter period as may be acceptable to the applicable L/C Bank). Each such Notice of Issuance shall specify the requested (i) date of such Issuance (which shall be a Business Day), (ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit, and (v) form of such Letter of Credit, and shall be accompanied by such customary application and agreement for letter of credit of the L/C Bank (a "Letter of Credit Agreement") as the L/C
                                         --------------------------
Bank may specify to the Borrower for use in connection with such requested Letter of Credit.

               (b) Conditions to Issuance. If (i) the requested form of such
                   ----------------------
Letter of Credit is acceptable to the Administrative Agent and the L/C Bank in the reasonable discretion of each, and (ii) such L/C Bank has not received notice from the Administrative Agent or the Required Lenders that the Issuance of such Letter of Credit is not authorized because such Issuance would not comply with the requirements of clause (a) or (b) of Section 3.01 or one or more of the conditions set forth in Section 4.02 has not been satisfied, then such L/C Bank will, upon fulfillment of the applicable conditions set forth in
Section 4.02 (which fulfillment such L/C Bank may assume in the absence of actual knowledge, or notice received from the Borrower, the Administrative Agent or the Required Lenders, to the contrary) and subject to the provisions of this
Article III, make such Letter of Credit available to the Borrower at the Administrative Agent's office referred to in Section 9.02 or as otherwise agreed upon with the Borrower in connection with such Issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

     Section 3.03 Drawing and Reimbursement. The Borrower agrees to reimburse
                  -------------------------
the L/C Bank under each Letter of Credit, within one Business Day after it has notice of any L/C Advance by such L/C Bank thereunder, for the principal amount of such L/C Advance, and shall pay to such L/C Bank, on demand, interest on the unreimbursed principal of such L/C Advance at a rate per annum equal to (a) from the date of such L/C Advance to the first Business Day after notice thereof has been given to the Borrower, the rate applicable to Base Rate Advances in effect from time to time, and (b) from and after such first Business Day, the Default Rate. If the Borrower shall fail to so reimburse the L/C Bank within one Business Day after the Borrower receives notice that any such L/C Advance has been made, then upon demand by the L/C Bank, and whether or not a Default has occurred and is continuing or any conditions set forth in Section 4.02 are satisfied, each Lender shall purchase from such L/C Bank, and such L/C Bank shall sell and assign to each Lender, such Lender's Pro Rata Share of such outstanding L/C Advance as of the date of such purchase, by making available for the account of such L/C Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such L/C Advance to be purchased by such Lender. Each Lender agrees to purchase its Pro Rata Share of an outstanding L/C Advance on (A) the Business Day on which demand therefor is made by the L/C Bank which made such L/C Advance, provided notice of such demand is given not later than 12:00 noon (Los Angeles, California time) on such Business Day, or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an L/C Bank to any Lender of a portion of an L/C Advance, such L/C Bank represents and warrants to such Lender that such L/C Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such L/C Advance, the Loan Documents or any Loan Party.

     Section 3.04 Obligations Absolute. The Obligations of the Borrower under
                  --------------------
this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by any L/C Bank of any draft or the reimbursement by the Borrower thereof):

               (a) any lack of validity or enforceability of this Agreement, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (this Agreement and all of the other foregoing being collectively referred to herein as the "L/C Related Documents");
                                        ---------------------

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

               (c) the existence of any claim, set-off, defense or other right that the Borrower or any of its Subsidiaries may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any L/C Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

               (d) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (e) payment by any L/C Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, or payment by the L/C Bank under a Letter of Credit in any other circumstances in which conditions to payment are not met;

               (f) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

               (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a Guarantor or any other guarantor.

     Section 3.05 Letter of Credit Compensation.
                  -----------------------------

               (a) The Borrower shall pay to the Administrative Agent for the account of each Lender, a letter of credit fee with respect to each Letter of Credit, in an amount equal to a rate per annum equal to the Applicable Margin for Eurodollar Rate

Advances in effect from time to time on such Lender's Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time;

The letter of credit fees payable under this Section 3.05(a) shall be payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing December 31, 2001, and on the Commitment Termination Date. For purposes of computing any fees under this Section 3.05(a), the determination of the maximum amount available to be drawn under a Letter of Credit at any time shall assume strict compliance with all conditions for drawing. Any fees paid pursuant to this Section 3.05(a) are nonrefundable.

               (b) The Borrower shall pay to each L/C Bank, for its own account and on demand, such other commissions, issuance fees, fronting fees, transfer fees and other fees, charges and expenses in connection with the Issuance, amendment, transfer, cancellation or administration of each Letter of Credit as the Borrower and such L/C Bank shall agree.

     Section 3.06 Use of Letters of Credit. Any Letters of Credit Issued
                  ------------------------
hereunder shall be used solely to support Obligations of the Borrower and its Subsidiaries not prohibited hereunder.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

     Section 4.01 Conditions Precedent to Initial Borrowing. The obligation of
                  -----------------------------------------
each Lender Party to make an Advance and the obligation of an L/C Bank to Issue a Letter of Credit on the occasion of the initial Borrowing is subject to the following conditions precedent:

               (a) The Lender Parties shall be satisfied with the corporate and legal structure and capitalization of each Loan Party, including the terms and conditions of the charter, bylaws and each class of Equity Interests of each Loan Party and of each agreement or instrument relating to such structure or capitalization.

               (b) The Lender Parties (i) shall be satisfied, and shall have received satisfactory evidence, that the Existing Credit Agreement, the Casino Note and the hedge agreements (x) between the Borrower and Bank of America, N.A. and (y) between the Borrower and Credit Lyonnais Los Angeles Branch (collectively, the "Existing Hedge Agreements") shall be prepaid, redeemed or
                    -------------------------
defeased in full or otherwise satisfied and extinguished contemporaneously with the initial Borrowing and any agreement, instrument or document relating to the Existing Credit Agreement, the Casino Note and the Existing Hedge Agreements shall be cancelled on the Closing Date, (ii) shall be satisfied with, and shall have received, all instruments or other documents required to terminate any and all liens and security interests granted pursuant to, or in connection with, the Existing Credit Agreement, the

Casino Note and the Existing Hedge Agreements or to release any collateral relating to the Existing Credit Agreement, the Casino Note and the Existing Hedge Agreements (including, without limitation, a payoff letter, UCC termination statements, real property releases and reconveyances, and releases of liens recorded in the U.S. Patent and Trademark Office), all of which shall have been duly executed by the appropriate party thereto and, where so required, shall have been positioned for filing with the appropriate authorities promptly following the initial Borrowing, (iii) shall be satisfied, and shall have received satisfactory evidence, that the Lien securing the hedge agreement between the Borrower and Union Bank of California, N.A. is pari passu with the Liens granted to the Administrative Agent pursuant to the Collateral Documents, and (iv) shall be satisfied in all respects with the Surviving Debt and all terms and conditions of any Surviving Debt Agreement;

               (c) Since December 31, 2000 nothing shall have occurred (and the Lenders shall have become aware of no facts or conditions not previously known) which the Lenders shall determine could reasonably be expected to have a Material Adverse Effect.

               (d) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened before any court, governmental agency or arbitrator affecting any Loan Party or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or the consummation of the transactions contemplated hereby.

               (e) The Borrower shall have paid all accrued costs, fees and expenses of, or other compensation payable to, the Administrative Agent, the Syndication Agent, the Lead Arranger and the Lender Parties (including the accrued fees and expenses of counsel to the Administrative Agent, the Syndication Agent and the Lead Arranger).

               (f) The Borrower shall have entered into the Synthetic Lease with respect to the Properties (as defined in the Participation Agreement), and shall have terminated and satisfied all obligations with respect to any synthetic leases of the Borrower existing before the Closing Date, in each case on terms and conditions satisfactory to the Administrative Agent, and the Administrative Agent (and any Lender Party so requesting copies) shall have received copies of all of the Synthetic Lease Documents and shall be satisfied in all respects with the terms and conditions therein.

               (g) The Administrative Agent shall have received, and shall be satisfied in all respects with, (i) the Consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Years ended January 2, 2000 and December 31, 2000, including balance sheets and income and cash flow statements audited by independent public accountants of recognized national standing and prepared in conformity with GAAP, (ii) the most recent interim quarterly financial statements of the Borrower and its Subsidiaries, and (iii) unaudited year-to-date financial statements of the Borrower and its Subsidiaries for the period ending October 7, 2001.

               (h) The Administrative Agent shall have received on or before the day of the initial Borrowing the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

                    (i)   Fully executed counterparts of this Agreement.

                    (ii)  The Notes to the order of each Lender, as appropriate.

                    (iii) Certified copies of the resolutions of the Board of Directors of the Borrower and each other Loan Party approving this Agreement, the Notes, and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes, and each other Loan Document.

                    (iv) With respect to each Loan Party, a copy of a certificate of the Secretary of State of the State of such Loan Party's organization, dated reasonably near the date of the initial Borrowing, listing the charter of such Loan Party and each amendment thereto on file in such office and certifying (A) as to a true and correct copy of the charter of such Loan Party and each amendment thereto on file in such Secretary's office, and (B) that (1) such amendments are the only amendments to such Loan Party's charter on file in such office, (2) such Loan Party has paid all franchise taxes to the date of such certificate, and (3) such Loan Party is duly incorporated and in good standing or presently subsisting under the laws of the State of such Loan Party's organization.

                    (v) With respect to each Loan Party, a copy of a certificate of the Secretary of State of each jurisdiction in which such Loan Party is qualified to do business, as listed on Schedule 4.01(h)(v), dated reasonably near the date of the initial Borrowing, stating that such Loan Party is duly qualified and in good standing as a foreign corporation in such State and has filed all annual reports required to be filed to the date of such certificate.

                    (vi) A certificate of each Loan Party, signed on behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the initial Borrowing (the statements made in which certificate shall be true on and as of the date of the initial Borrowing), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State's certificate referred to in Section 4.01(h)(iv), (B) a true and correct copy of the bylaws of such Loan Party as in effect on the date of the initial Borrowing, (C) the due incorporation and good standing of such Loan Party as a corporation organized under the laws of the State of its jurisdiction of incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the initial Borrowing and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

                    (vii) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Agreement, the Notes, and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

                    (viii) A security agreement in substantially the form of Exhibit E-1 (as amended from time to time in accordance with its terms, the "Security Agreement"), duly executed by each Loan Party,
                      ------------------
          and a pledge agreement in substantially the form of Exhibit E-2 (as amended from time to time in accordance with its terms, the "Pledge
                                                                       ------
          Agreement"), duly executed by each Subsidiary of the Borrower (other
          ---------
          than any Foreign Subsidiary), together with:

                         (A) certificates representing the Pledged Shares (as defined in the Pledge Agreement) accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt (as defined in the Security Agreement) endorsed in blank,

                         (B) duly executed financing statements in appropriate form for filing under the Uniform Commercial Code in all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by the Security Agreement and the Pledge Agreement covering the Collateral described in the Security Agreement and the Pledge Agreement and completed requests for information dated on or before the date of the initial Borrowing listing all effective financing statements filed in such jurisdictions that name any Subsidiary of the Borrower (other than any Foreign Subsidiary) as debtor, together with copies of such other financing statements,

                         (C) evidence of the insurance required by the terms of the Security Agreement (subject to such exceptions as may be acceptable to the Administrative Agent), and

                         (D) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created under the Security Agreement, the Pledge Agreement or covering any Collateral, or the priority thereof, has been taken (including receipt of duly executed payoff letters and UCC termination statements).

                    (ix) Deeds of trust, trust deeds and mortgages in substantially the form of Exhibit F and covering the properties listed on

          Schedule 5.01(r)(i) other than the Escondido Property, Store #405 and the properties located in Mexico (as amended from time to time in accordance with their terms, the "Mortgages"), duly executed by the
                                            ---------
          Borrower in appropriate form for filing in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid and subsisting Lien subject only to Permitted Liens on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties, together with:

                         (A) American Land Title Association Lender's Extended
                    Coverage title insurance policies (the " Mortgage Policies")
                                                             -----------------
                    issued by Chicago Title Insurance Company in form and substance, with endorsements and in amounts acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) as the Administrative Agent may deem necessary or desirable,

                         (B) an appraisal of each of the properties described in
                    the Mortgages to the extent required by, and complying with, the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989,

                         (C) such consents and agreements of lessors and other
                    third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable and the Borrower is able to obtain using commercially reasonable efforts (which shall not include the payment of any amounts to such lessors or third parties as an inducement to such lessors and third parties to execute such consents, agreements, estoppel letters or confirmations),

                         (D) evidence of the insurance required by the terms of
                    each Mortgage (subject to such exceptions as may be acceptable to the Administrative Agent),

                         (E) favorable opinions of local counsel with respect to
                    the Mortgages in form and substance satisfactory to the Administrative Agent, and

                         (F) evidence that all other action that the
                    Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.

                    (x) A guaranty in substantially the form of Exhibit G (as amended from time to time in accordance with its terms, the "Guaranty"), duly executed by each of the Borrower's
          --------
          direct and indirect Subsidiaries (other than any Foreign Subsidiary).

                    (xi) Such financial, business and other information regarding the Borrower and its Subsidiaries as the Lender Parties shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under ERISA and Employee Benefit Plans, collective bargaining agreements and other arrangements with employees, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lender Parties' due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the day of the initial Borrowing), pro forma financial statements as to the Borrower and forecasts prepared by management of the Borrower, in form and substance satisfactory to the Lender Parties, of balance sheets, income statements and cash flow statements on a monthly basis for the first year following the day of the initial Borrowing and on an annual basis for each year thereafter until the Commitment Termination Date.

                    (xii) A certificate, in the form of Exhibit I hereto, attesting to the Solvency of each Loan Party before and after giving effect to the transactions contemplated hereby, from the Borrower's chief financial officer.

                    (xiii) Favorable opinions of (i) Holland & Knight LLP, special California counsel for the Borrower and the other Loan Parties, in substantially the form of Exhibit J-1 hereto and (ii) Donald G. Alvarado, general counsel of the Borrower, in substantially the form of Exhibit J-2 hereto and, in each case, as to such other matters as any Lender Party through the Agent may reasonably request.

                    (xiv) an Intercompany Note in substantially the form of Exhibit H (as amended from time to time, each an "Intercompany Note")
                                                            -----------------
          from each Guarantor in favor of the Borrower, accompanied by an endorsement by the Borrower in favor of the Administrative Agent.

                    (xv) (A) Deeds of trust, trust deeds and mortgages in substantially the form of Exhibit N-1 and covering the Synthetic Lease Properties duly executed by the Owner Trustee and (B) deeds of trust, trust deeds and mortgages in substantially the form of Exhibit N-2 and covering the Borrower's leasehold interest in the Synthetic Lease Properties duly executed by the Borrower (collectively, the "Second
                                                                       ------
          Mortgages"), in each case in appropriate form for filing in all filing
          ---------
          or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid and subsisting Lien in favor of the Administrative Agent for the benefit of the Secured Parties, subordinate only to the Lien created by the Synthetic Lease Documents to the extent provided in the Intercreditor Agreement (Leased Property).

                    (xvi) A security agreement in substantially the form of Exhibit E-3 (as amended from time to time in accordance with its terms, the "Subordinate Security Agreement"), duly executed by the
                      ------------------------------
          Owner Trustee and the Borrower, in order to create a valid and subsisting Lien in favor of the Administrative Agent for the benefit of the Secured Parties in all of the personal property financed under the Synthetic Lease Documents, subordinate only to the Lien created by the Synthetic Lease Documents to the extent provided in the Intercreditor Agreement (Leased Property), together with duly executed financing statements in appropriate form for filing under the Uniform Commercial Code in all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by the Subordinate Security Agreement covering the Collateral described in the Subordinate Security Agreement .

                    (xvii) An environmental indemnity agreement in the form of Exhibit P duly executed by Borrower (the "Environmental Indemnity
                                                    -----------------------
          Agreement").
          ---------

                    (xviii) Intercreditor agreements in the form of Exhibit Q-1 and Q-2 (as amended from time to time in accordance with their respective terms, the "Intercreditor Agreements") duly executed by
                                 ------------------------
          each party thereto.

                    (xix) Evidence of insurance naming the Administrative Agent as additional insured and/or loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is reasonably satisfactory to the Initial Lenders.

                    (xx) A Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance, as applicable, relating to the initial Borrowing.

                    (xxi) A report from Arthur Andersen satisfactory in form and substance to the Administrative Agent with respect to the Loan Parties' Eligible Collateral.

          Section 4.02 Conditions Precedent to Each Borrowing and Issuance. The
                       ---------------------------------------------------
obligation of each Lender to make an Advance and the obligation of an L/C Bank to Issue a Letter of Credit (including the initial issuance), and the right of the Borrower to request a Swing Line Borrowing, shall be subject to the further conditions precedent that on the date of such Borrowing or Issuance:

               (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or Issuance such statements are true):

                    (i) the representations and warranties contained in each Loan Document are correct on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or Issuance and to the application of the proceeds therefrom, as though made on and as of such date (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date of such Borrowing or Issuance, in which case such representations and warranties shall have been true and correct as of such other date), and

                    (ii) no Default, has occurred and is continuing, or would result from such Borrowing or Issuance or from the application of the proceeds therefrom;

               (b) no Borrowing Base Deficiency shall result after giving effect to such Borrowing or Issuance and the Borrower shall have delivered a Borrowing Base Certificate as required by Section 6.03(a)evidencing the same; and

               (c) the Administrative Agent shall have received a Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance, and such other approvals, opinions or documents as any Lender or such L/C Bank through the Administrative Agent may reasonably request.

     Section 4.03 Determinations Under Section 4.01. For purposes of determining
                  ---------------------------------
compliance with the conditions specified in Section 4.01, each Lender Party has reviewed all documents which it has deemed reasonable to review and shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the initial Borrowing specifying its objection thereto and such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     Section 5.01 Representations and Warranties of the Borrower. The Borrower
                  ----------------------------------------------
represents and warrants as follows:

               (a) Incorporation, Qualification, Corporate Power and Authority.
                   -----------------------------------------------------------
Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be likely to have a Material Adverse Effect and
(iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding Equity Interests in the Borrower have been validly issued and are fully paid and non-assessable.

               (b) Capital Stock. Set forth on Schedule 5.01(b) hereto is a
                   -------------
complete and accurate list of all Subsidiaries of the Borrower and each Loan Party, showing (as to each such Subsidiary) as of the date hereof, the jurisdiction of its incorporation, the number of shares of each class of its Equity Interests authorized and the number outstanding, the percentage of each such class of its Equity Interests owned (directly or indirectly) by the Borrower or such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. All of the outstanding Equity Interests of all of such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Borrower or such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created by the Collateral Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

               (c) Authorization; No Conflict or Violation; Compliance with
                   --------------------------------------------------------
Laws. The execution, delivery and performance by each Loan Party of this
----
Agreement, the Notes, and each other Loan Document to which it is or is to be a party, and the consummation of the other transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

               (d) Approvals and Consents. No authorization or approval or other
                   ----------------------
action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, or any other Loan Document to which it is or is to be a party, or for the consummation of the other transactions contemplated hereby and thereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof, except to the extent provided in the Intercreditor Agreement (Leased Property)) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices, consents and filings listed on Schedule 5.01(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect.

               (e) Enforceability. This Agreement has been, and each of the
                   --------------
Notes, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement is, and each of the Notes, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

               (f) Financial Statements.
                   --------------------

                    (i) The Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at December 31, 2000, and the related Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the Fiscal Year then ended, accompanied by an unqualified opinion of Arthur Andersen LLP, independent public accountants, and the Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at October 7, 2001, and the related Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the 40 weeks then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets as at October 7, 2001 and said statements of income and cash flows for the 40 weeks then ended, to year-end audit adjustments, the Consolidated and consolidating financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated and consolidating results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis, and since December 31, 2000, there has been no Material Adverse Change.

                    (ii) The Consolidated forecasted balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 4.01(h)(xi) and 6.03(l) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

                    (iii) Except as fully disclosed in the financial statements delivered pursuant to Section 4.01(f), there were as of the date of the delivery of such financial statements and as of the Closing Date no liabilities or obligations with respect to the Borrowers or its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to have a Material Adverse Effect, and no Loan Party knows of any basis for the assertion against any Loan Party of any liability or obligation of any nature whatsoever that is not fully disclosed in such financial statements which, either individually or in the aggregate, could have a Material Adverse Effect.

               (g) Disclosure. Neither the Offering Memorandum nor any other
                   ----------
information, exhibit or report furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender Party in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

               (h) Litigation. There is no action, suit, investigation,
                   ----------
litigation or proceeding affecting any Loan Party, including any Environmental Action, pending or, to the knowledge of Borrower, threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, or any other Loan Document or the consummation of the transactions contemplated hereby or thereby. For purposes of disclosure, the Loan Parties have disclosed the litigation set forth on Schedule 5.01(h).

               (i) Use of Proceeds.
                   ---------------

                    (i) No proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

                    (ii) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                    (iii) Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of the

          Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 6.02(a) or 6.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender Party or any Affiliate of any Lender Party relating to Debt will be Margin Stock.

               (j) Employee Benefit Plans.
                   ----------------------

                    (i) Set forth on Schedule 5.01(j) is a complete and accurate list of all Pension Plans and Multiemployer Plans with respect to any employees of Borrower, any Subsidiary of Borrower or any of their respective ERISA Affiliates.

                    (ii) Except as set forth on Schedule 5.01(j), the Borrower, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan.

                    (iii) The Borrower has received, with respect to each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code, a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified and nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status.

                    (iv) No liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA (other than required contributions) has been or is expected to be incurred by Borrower, any of its Subsidiaries or any of their ERISA Affiliates.

                    (v) No ERISA Event has occurred or is reasonably expected to occur that (a) would be reasonably expected to have a Material Adverse Effect, or (b) has resulted in or could reasonably be expected to result in a material liability of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

                    (vi) Except to the extent set forth on Schedule 5.01(j), no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

                    (vii) The present value of the aggregate accrued benefit liabilities under each Pension Plan sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or any of their ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan) did not exceed the aggregate current value of the assets of such Pension Plan.

                    (viii) As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of the Borrower, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with the potential liability of the Borrower, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from all other Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, is zero.

                    (ix) The Borrower, each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

               (k) No Adverse Conditions. Neither the business nor the
                   ---------------------
properties of any Loan Party are affected by any fire, explosion, accident, strike, lockout, slowdown, stoppage, unfair labor practice or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could have a Material Adverse Effect and there has been no Material Adverse Change affecting the value of the Collateral or the ability of the Borrower or any other Loan Party to perform its obligations under the Loan Documents.

               (l) Compliance with Environmental Laws.
                   ----------------------------------

                    (i) The operations and properties of each Loan Party and each of its Subsidiaries comply in all respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of the Borrower and its Subsidiaries, the Borrower and its Subsidiaries are in compliance in all respects with all such Environmental Permits, and no circumstances exist that could (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties,
          (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or (C) reasonably be expected to prevent or interfere with the compliance by the Loan Parties and their Subsidiaries with Environmental Laws in the future, in each case except to the extent that any non-compliance, any failure to obtain such Environmental Permits or the existence of such circumstances could not reasonably be expected to have a Material Adverse Effect.

                    (ii) Except as set forth on Schedule 5.01(l)(ii), (A) as of the Closing Date, none of the properties of any Loan Party or any of its Subsidiaries is listed or, to the knowledge of the Borrower after due inquiry, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or, to the best of its knowledge and except as could not reasonably be expected to have a Material Adverse Effect, is adjacent to any such property, and except as disclosed in the environmental reports delivered to the Administrative Agent prior to the Closing Date, no underground storage tanks, as such term is defined in 42 U.S.C. (S)6991, are located on any property of any Loan Party or any of its Subsidiaries or, to the best of its knowledge and except as could not reasonably be expected to have a Material Adverse Effect, on any adjoining property; and (B) after the Closing Date, except as could not reasonably be expected to have a Material Adverse Effect, none of the properties of any Loan Party or any of its Subsidiaries is listed or, to the knowledge of the Borrower after due inquiry, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and no underground storage tanks, as such term is defined in 42 U.S.C. (S) 6991, are located on any property of any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any adjoining property.

                    (iii) (A) Except as could not reasonably be expected to have a Material Adverse Effect, neither any Loan Party nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or, to the knowledge of the Borrower after due inquiry, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list, and (B) except as could not reasonably be expected to have a Material Adverse Effect, Hazardous Materials have not been generated, used, treated, handled, managed, stored or disposed of on, or released or transported to or from, any property of any Loan Party or any of its Subsidiaries or any adjoining property, except in full compliance with all Environmental Laws and Environmental Permits.

                    (iv) As of the Closing Date, none of the Loan Parties has received any communication (written or oral), whether from a governmental authority, citizens group, employee or any other Person, that alleges that any Loan Party or any of its Subsidiaries is not in compliance with any Environmental Laws in any manner which could reasonably be expected to have a Material Adverse Effect.

                    (v) There is no Environmental Action pending or, to the knowledge of the Borrower, threatened against any Loan Party or any of its Subsidiaries, or against any Person for whom any Loan Party or any of its Subsidiaries has retained or assumed environmental liability either contractually or by operation of law that could reasonably be expected to have a Material Adverse Effect.

                    (vi) Except as could not reasonably be expected to have a Material Adverse Effect, without in any way limiting the generality of the foregoing, (A) there is no asbestos or lead-based materials contained in or forming part of any building, building component, structure or office space owned or leased by any Loan Party or any of its Subsidiaries, and (B) no polychlorinated biphenyls (PCBs) or PCB-containing items are used or stored at any property owned or leased by any Loan Party or any of its Subsidiaries in any manner or quantity.

                    (vii) The Borrower has conducted a diligent search of its records and has provided to the Administrative Agent all assessments, reports, data, results of investigations or audits, and other information that it discovered as a result of such search regarding environmental matters pertaining to or the environmental condition of any property owned, leased, operated or used by any Loan Party or any of its Subsidiaries, or the compliance (or noncompliance) by any Loan Party or any of its Subsidiaries with any Environmental Laws.

                    (viii) No Loan Party, and none of their respective Subsidiaries, is required by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby, (i) to perform a site assessment for Hazardous Materials, (ii) to remove or remediate Hazardous Materials, (iii) to give notice to or receive approval from any governmental authority, or (iv) to record or deliver to any Person any disclosure document or statement pertaining to environmental matters.

               (m) No Burdensome Agreements. None of the Loan Parties or any of
                   ------------------------
its Subsidiaries is a party to any indenture, loan or credit agreement or any lease, license or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect.

               (n) Tax Information.
                   ---------------

                    (i) Each Loan Party has filed, has caused to be filed or has been included in all material tax returns (Federal, state, local and foreign) required to be filed and has paid all material taxes due, together with any applicable interest and penalties.

                    (ii) Set forth on Schedule 5.01(n) is a complete and accurate list, as of the date hereof, of each taxable year of each Loan Party for which United States Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").
                                      ---------

                    (iii) No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could have a Material Adverse Effect.

                    (iv) No issues have been raised by any state, local or foreign taxing authority with respect to tax periods for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise that, in the aggregate, could have a Material Adverse Effect.

                    (v) None of the Loan Parties has any liability under a tax sharing or similar agreement, except pursuant to the Casino Tax Sharing Documents.

               (o) No Investment Company. None of the Loan Parties is an
                   ---------------------
"investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. Neither the making of any Advances, nor the Issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of Investment Company Act of 1940, as amended or any rule, regulation or order of the Securities and Exchange Commission thereunder or the Public Utility Holding Company Act of 1935, as amended.

               (p) Solvency. Each Loan Party is, individually and together with
                   --------
its Subsidiaries, Solvent.

               (q) Debt of the Borrower and its Subsidiaries.
                   -----------------------------------------

                    (i) Set forth on Schedule 5.01(q)(i) hereto is a complete and accurate list of all Debt which shall remain outstanding on the Closing Date (the "Surviving Debt"), showing as of the date hereof the obligor and the principal amount outstanding thereunder and the maturity date thereof.

                    (ii) Set forth on Schedule 6.02(a) hereto is a complete and accurate list of all Liens on the property or assets of any Loan Party or any of its Subsidiaries as of the date hereof (the "Existing
                                                                 --------
          Liens"), showing as of the date hereof the lienholder thereof, the
          -----
          principal amount outstanding thereunder and of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto.

               (r) Real Property.
                   -------------

                    (i) Set forth on Schedule 5.01(r)(i) hereto is a complete and accurate list, as of the date hereof, of all real property owned by any

          Loan Party or leased to any Loan Party under a ground lease (collectively, the "Owned Real Property"), showing as of the date
                              -------------------
          hereof the street address, county or other relevant jurisdiction, state, record owner and net book value thereof. Each Loan Party has good, marketable and insurable fee simple title to the property identified on Schedule 5.01(r)(i) as owned and a leasehold interest in the property identified on Schedule 5.10(r)(i) as subject to a ground lease, in each case free and clear of all Liens, other than Liens created or permitted by the Loan Documents. With respect to the Owned Real Property, (i) no Loan Party has entered into any contract for construction on any such parcel that is still in effect (other than contracts for (x) minor improvements which would not give rise to any Lien (other than a Permitted Lien) on any Owned Real Property or (y) maintenance), (ii) to the knowledge of the Loan Parties, the buildings and improvements located on each such parcel are located within the boundary lines of such parcel and are not in violation of applicable setback requirements, local comprehensive plan provisions, zoning laws and ordinances, building code requirements, permits, licenses or other forms of approval, regulation or restrictions by any applicable governmental authority, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect, and do not encroach on any easement which may burden the land, (iii) to the knowledge of the Loan Parties, the land does not serve any adjoining property for any purpose inconsistent with the use of the land, (iv) except as may be shown on the preliminary title reports issued by Chicago Title Insurance Company with respect to the Owned Real Property, no such parcel is located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained, (v) except as may be shown on the preliminary title reports issued by Chicago Title Insurance Company with respect to the Owned Real Property, there are no outstanding options or rights of first refusal or similar rights to purchase any such parcel or any portion thereof or interest therein; and (vi) all facilities located on each such parcel are supplied with utilities and other services necessary for their ownership, operation or use, all of which services are adequate and in accordance with all applicable laws, ordinances, rules and regulations. Chicago Title Insurance Company has provided the Administrative Agent with (x) a preliminary title report with respect to each Owned Real Property, and (y) a copy of each of the Schedule B exceptions listed therein. Except as may be shown on the preliminary title reports provided by Chicago Title Insurance Company, there are no proceedings, claims, disputes or conditions affecting any of the Owned Real Property that might curtail or interfere with the use, operation or ownership of such property. Neither the whole nor any portion of the Owned Real Property nor any other assets of any Loan Party is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefore, nor has any Loan Party received any notice of any such proposed condemnation, expropriation or taking. Each Loan Party has obtained all applicable permits required to use and operate all of the Owned Real Property in the manner in which the Owned Real Property is currently being used and operated.

                    (ii) Set forth on Schedule 5.01(r)(i) (with respect to ground leases) and on Schedule 5.01(r)(ii) hereto is a complete and accurate list, as of the date hereof, of all leases, subleases, assignment of leases and occupancy agreements (together with all amendments, modifications, renewals or extensions of any thereof) of real property under which any Loan Party is the lessee, sublessee or occupant, showing as of the date hereof the street address, county or other relevant jurisdiction and state. Each agreement referenced in this Section 5.01(r)(ii) is in full force and effect, and there are no existing defaults under any such agreement by any Loan Party, or, to the knowledge of Borrower, by any lessor thereunder, nor, to the knowledge of Borrower, has any event occurred that (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under any such agreement. Each such agreement constitutes the legal, valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, and each such agreement is, to the knowledge of Borrower, the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

               (s) Investments. Set forth on Schedule 5.01(s) hereto is a
                   -----------
complete and accurate list of all Investments held by any Loan Party, showing as of the date hereof the amount and the obligor or issuer thereof.

               (t) Intellectual Property. Set forth on Schedule 5.01(t) hereto
                   ---------------------
is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party, showing as of the date hereof the jurisdiction in which registered or applied, the registration or application number, the date of registration or filing and the expiration date. All registrations listed on
Schedule 5.01(t) are in full force and effect and are valid and enforceable and all applications and registrations listed on Schedule 5.01(t) are standing in the name of the current owner, which owner is a Loan Party. The conduct of business of the Loan Parties does not infringe upon or violate any intellectual property rights of any third party in any manner which could reasonably be expected to have a Material Adverse Effect. Each Loan Party owns or has the valid right to use all patents, trademarks, trade names, service marks, copyrights and trade secrets used in its business as currently conducted.

               (u) Other Agreements. Schedule 5.01(u) sets forth a complete and
                   ----------------
accurate list as of the date hereof of (i) all joint venture and partnership agreements to which the Borrower or any of its Subsidiaries is a party, and (ii) all covenants not to compete restricting the Borrower or any of its Subsidiaries to which the Borrower or any of its Subsidiaries is a part or by which the Borrower or any of its Subsidiaries is bound.

               (v) Intentionally Omitted.
                   ---------------------

               (w) Mortgages. The execution and delivery of the Mortgages by the
                   ---------
Loan Parties, together with the recordation thereof in the appropriate recording offices of the applicable jurisdictions, shall be effective to create in favor of the

Administrative Agent for the benefit of the Secured Parties a valid first priority Lien on all of the Owned Real Property, free and clear of all other Liens other than Permitted Liens. Regardless of whether the Synthetic Lease is re-characterized as a financing mechanism, the execution and delivery of the Second Mortgages by the Borrower and the Owner Trustee, respectively, together with the recordation thereof in the appropriate recording offices of the applicable jurisdictions, shall be effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, a valid second priority (but only to the extent provided in the Intercreditor Agreement (Leased Property)) Lien on all of the Synthetic Lease Properties, free and clear of all other Liens other than Permitted Liens.

               (x) First Priority Lien. All filings and other actions necessary
                   -------------------
or desirable to perfect and protect the security interest in the Collateral created under the Collateral Documents have been duly made or taken, and the Collateral Documents create in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral (other than the Synthetic Lease Properties, in which the Administrative Agent, for the benefit of the Secured Parties, shall have a second priority security interest, but only to the extent provided in the Intercreditor Agreement (Leased Property)), securing the payment of the Obligations under the Loan Documents, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents and the Synthetic Lease Documents and the Landlord's Lien Rights in respect of the property listed on Schedule 5.01(r)(ii) located in the States of Washington, Oregon and Florida.

               (y) Insurance. Schedule 5.01(y) sets forth a true and complete
                   ---------
listing of all insurance maintained by the Loan Parties as of the date hereof, and with the amounts insured (and any deductibles) set forth therein. The amounts of such insurance cover all risks as is commercially reasonable and prudent with respect to the business and properties of the Borrower and its Subsidiaries and which is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

               (z) Broker's, Finder's or Similar Fees. Except for fees payable
                   ----------------------------------
by the Borrower to the Administrative Agent, there are no brokerage commissions, finder's fees or similar fees or commissions payable by any Loan Party pursuant to any agreement entered into by any Loan Party or of which any Loan Party is aware in connection with the transactions contemplated hereby or any Loan Document.

                                   ARTICLE VI

                            COVENANTS OF THE BORROWER

     Section 6.01 Affirmative Covenants. So long as any Advance or any other
                  ---------------------
Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

               (a) Compliance with Laws, Etc. Comply, and cause each of its
                   -------------------------
Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, including, without limitation, compliance with ERISA and workers' compensation laws.

               (b) Payment of Taxes, Etc. Pay and discharge, and cause each of
                   ---------------------
its Subsidiaries to pay and discharge, before the same shall become delinquent,
(i) all material taxes, assessments and governmental charges or levies imposed upon any of them or upon their respective property and (ii) all material lawful claims that, if unpaid, might by law become a Lien upon their respective property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien (other than a Permitted Lien) resulting therefrom attaches to its property.

               (c) Compliance with Environmental Laws. Comply, and cause each of
                   ----------------------------------
its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to their respective operations and properties; obtain and renew, and cause each of its Subsidiaries to obtain and renew, all Environmental Permits necessary for their respective operations and properties; and to the extent required by applicable Environmental Laws and in accordance with the requirements thereof, conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of their respective properties; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings diligently pursued, appropriate reserves are being maintained with respect to such circumstances and the failure to take any such action could not reasonably be expected to have a Material Adverse Effect.

               (d) Maintenance of Insurance. Maintain, and cause each of its
                   ------------------------
Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is commercially reasonable and prudent with respect to the business and properties of the Borrower and its Subsidiaries and which is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each insurance policy pursuant to which proceeds are paid to the Borrower or any other Loan Party, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as a loss payee thereunder and provides for at least 30 days prior written notice to Administrative Agent of any cancellation of such policy. The insurance maintained by the Borrower and its Subsidiaries as of the date hereof shall be deemed to satisfy the requirements of this Section 6.01(d) as of the date hereof.

               (e) Preservation of Corporate Existence, Etc. Preserve and
                   ----------------------------------------
maintain, and cause each of its Subsidiaries to preserve and maintain, their respective corporate existence, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that the
                                                --------  -------
Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 6.02(c) and provided, further, neither the Borrower nor
                                    --------  -------
any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lender Parties.

               (f) Inspection Rights. At any reasonable time and from time to
                   -----------------
time and upon reasonable notice, permit the Administrative Agent or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants (who are hereby directed by the Borrower to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with the Administrative Agent or any agent or representative thereof in accordance with this Agreement).

               (g) Preparation of Environmental Reports. At the written request
                   ------------------------------------
of the Administrative Agent from time to time, provide to the Administrative Agent within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for all of its and its Subsidiaries' properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Administrative Agent reasonably determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary which owns any property described in such request to grant at the time of such request, to the Administrative Agent, the Lender Parties, such firm and any agents or representatives thereof the rights, upon reasonable notice and during normal business hours, to enter onto their respective properties in order to perform such assessment; provided that
                                                                 --------
any action taken by the Administrative Agent pursuant to this provision or otherwise under this Agreement pertaining to the environmental activities of the Borrower or any of its Subsidiaries shall not be construed to render the Administrative Agent liable for the conditions of any such property or responsible for any obligations of the Borrower or any other Person as against any governmental agency or any other Person. For the avoidance of doubt, the Borrower disclaims any obligation to indemnify any Indemnified Party for claims of third parties arising out of the gross negligence or willful misconduct of any of the Lender Parties, any environmental consulting firm retained by any of them or their respective agents or representatives in connection with any entry by any of them onto the property of the Borrower or any Subsidiary pursuant to this Section 6.01(g).

               (h) Keeping of Books. Keep, and cause each of its Subsidiaries to
                   ----------------
keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

               (i) Maintenance of Properties, Etc. Maintain and preserve, and
                   ------------------------------
cause each of its Subsidiaries to maintain and preserve, all of their respective properties that are used or useful in the conduct of their respective businesses in good working order and condition, ordinary wear and tear excepted.

               (j) Compliance with Terms of Leaseholds; New Leases. Make all
                   -----------------------------------------------
payments and otherwise perform and observe all obligations in respect of the Synthetic Lease and all other leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such Synthetic Lease and all other leases in full force and effect and not allow such Synthetic Lease or other leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled except, with respect to the Synthetic Lease, pursuant to the terms thereof, enforce each Synthetic Lease Document and each other agreement relating to the other leases in accordance with its terms, and take all such action requested by the Administrative Agent or the Required Lenders to such end, and notify the Administrative Agent of any default by any party with respect to such Synthetic Lease and other leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do each of the foregoing. The Borrower agrees, and agrees to cause each other Loan Party, to exercise commercially reasonable efforts, in connection with any lease, sublease, assignment of lease or other occupancy agreement entered into after the date hereof in which the Borrower or such Loan Party is the lessee, sublessee, assignee or occupant, (x) to obtain from the applicable lessor a complete, fully executed Landlord's Waiver and Consent Agreement in the form of Exhibit O or (y) to include the provisions of such Landlord's Waiver and Consent Agreement in the applicable lease, sublease, assignment of lease or other occupancy agreement, but in each case without requiring the payment of any amounts to the applicable lessor as an inducement for the execution of such Landlord Waiver and Consent Agreement or the inclusion in the applicable lease, sublease, assignment of lease or other occupancy agreement of such provision.

               (k) Additional Loan Parties; Additional Collateral. Upon (x) the
                   ----------------------------------------------
request of the Administrative Agent, (y) the formation or acquisition of any new direct or indirect Subsidiaries by any Loan Party (provided that compliance herewith shall not constitute a waiver of Section 6.02(h)), or (z) the acquisition of any property by any Loan Party, the Borrower shall, in each case at the Borrower's expense:

                    (i) within 30 days after such request, formation or acquisition, cause such Subsidiary (other than a Foreign Subsidiary) to duly execute and deliver to the Administrative Agent an amendment to the Guaranty in substantially the form of Exhibit L, whereby such Subsidiary shall guarantee all Obligations of the Loan Parties under the Loan Documents,

                    (ii) within 30 days after such request, formation or acquisition, furnish to the Administrative Agent a description of the real and personal properties of the Loan Parties and their respective Subsidiaries in detail satisfactory to the Administrative Agent,

                    (iii) within 30 days after such request, formation or acquisition,

                         (A) cause such Subsidiary (other than a Foreign
                    Subsidiary) to duly execute and deliver to the Administrative Agent an amendment to the Security Agreement in substantially the form of Exhibit M-1 hereto, and any documents in connection therewith, whereby such Subsidiary shall grant a Lien on those of its assets described in the Security Agreement to secure the Obligations under the Loan Documents,

                         (B) cause such Subsidiary and each direct and indirect
                    parent of such Subsidiary to duly execute and deliver to the Administrative Agent an amendment to the Pledge Agreement in substantially the form of Exhibit M-2 hereto, and any documents in connection therewith, whereby such Subsidiary shall pledge or cause to be pledged to the Administrative Agent all of the outstanding capital stock of such Subsidiary (or, if such Subsidiary is a Foreign Subsidiary, 65% of such capital stock) owned by any Loan Party to secure such Loan Party's Obligations under the Loan Documents, and

                         (C) with respect to any real property with a fair
                    market value of $750,000 or more in which such Subsidiary (other than a Foreign Subsidiary) has an interest, cause such Subsidiary to duly execute and deliver such deeds of trust, trust deeds and mortgages ("Additional Mortgages") in
                                                       --------------------
                    appropriate form for filing in all filing or recording offices that the Administrative Agent may deem necessary or desirable to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties,

                    (iv) within 30 days after such request, formation or acquisition, take (and cause such Subsidiary, each direct and indirect parent of such Subsidiary or any Loan Party to take) whatever action may be necessary or desirable in the opinion of the Administrative Agent to vest in the Administrative Agent, for the benefit of the Secured Parties, valid and subsisting Liens on the properties purported to be subject to the Collateral Documents, pursuant to subclause (iii) above, enforceable against all third parties in accordance with their terms (including the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents and the recording of any Additional Mortgage),

                    (v) promptly take (and cause such Subsidiary or any Loan Party to take) all action requested by the Administrative Agent or the Required Lenders to provide Mortgage Policies, American Land Title Association form surveys, appraisals, assignments of leases and rents, consents and agreements of lessors and other third parties, estoppel letters and other confirmations and evidence of insurance with respect to any real property that becomes the subject of an Additional Mortgage, in each case in form and substance satisfactory to the Administrative Agent,

                    (vi) upon request of the Administrative Agent, deliver to the Administrative Agent, a signed copy of a favorable opinion, addressed to the Administrative Agent and the Lender Parties, of counsel for the Loan Parties acceptable to the Administrative Agent with respect to any of the foregoing (including any of the foregoing guaranties, security agreements, pledges, mortgages and assignments being legal, valid and binding obligations of each Loan Party party thereto enforceable in accordance with their terms, and any of the recordings, filings, notices, endorsements and other actions requested by the Administrative Agent being sufficient to create valid perfected Liens on such properties) and as to such other matters as the Administrative Agent may reasonably request,

                    (vii) as promptly as practicable after such request, formation or acquisition, deliver to the Administrative Agent upon request of the Administrative Agent or the Required Lenders with respect to each parcel of real property owned or held by the entity that is the subject of such request, formation or acquisition, title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent; provided that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent, and

                    (viii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments, security agreement supplements and security agreements.

               (l) Further Assurances. (i) Promptly upon request by the
                   ------------------
Administrative Agent, or any Lender Party through the Administrative Agent, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (ii) promptly upon request by the Administrative Agent, or any Lender Party through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Loan Party's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Lender Parties the rights granted or now or hereafter intended to be granted to the Lender Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. If a Default has occurred and is continuing, each Loan Party agrees that upon the Administrative Agent's request, such Loan Party (x) shall grant, and shall cause its Subsidiaries to grant, to the Collateral Agent (as defined in the Collateral Documents) for the benefit of the Lender Parties a security interest in all properties, assets, rights or interests of such Loan Party or such Subsidiary in which a Lien has not previously been granted to the Collateral Agent pursuant to the Collateral Documents and (y) shall take all steps necessary to perfect the security interest granted to the Collateral Agent on or after the Closing Date to the extent not previously perfected, regardless of whether the Administrative Agent agreed either not to take a security interest or not perfect any security interest in any such property, asset, right or interest on the Closing Date and regardless of whether any such property, asset, right or interest satisfies a threshold or other requirement for granting such a lien otherwise set forth herein.

               (m) Appraisals. At the request of the Administrative Agent from
                   ----------
time to time after the Closing Date, provide to the Administrative Agent within 60 days after such request, at the expense of the Borrower, appraisals of the properties of the Borrower and its Subsidiaries described in such request as the Administrative Agent may reasonably determine are necessary to ensure compliance with, and which appraisals comply with all applicable requirements of, the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

               (n) Consents and Agreements of Lessor. Use commercially
                   ---------------------------------
reasonable efforts to provide to the Administrative Agent, at the expense of the Borrower, such consents and agreements of lessors and other third parties and such estoppel letters and other confirmations as the Administrative Agent requested pursuant to Section 4.01(h)(ix)(C) and which the Borrower was not able to provide prior to the Closing Date, but without requiring the payment of any amounts to lessors or other third parties as an inducement for the execution of such consents, agreements, estoppel letters and confirmations.

               (o) Flood Hazard Certification. Within 90 days after the Closing
                   --------------------------
Date, and from time to time thereafter as reasonably requested by the Administrative Agent or the Required Lenders, at the Borrower's expense, deliver such flood hazard certification as the Administrative Agent or the Required Lenders may require with respect to the properties subject to the Mortgages.

               (p) Escondido Property. Use commercially reasonable efforts to
                   ------------------
obtain from the ground lessor on the Escondido Property such ground lessor's consent for the Borrower to encumber the Borrower's leasehold interest in the Escondido Property in favor the Administrative Agent. As promptly as practicable upon obtaining such consent, the Borrower shall execute a Mortgage in respect of its leasehold interest in the Escondido Property and cause Chicago Title Insurance Company to issue a Mortgage Policy in respect of such Mortgage.

               (q) Store #405. Use commercially reasonable efforts to obtain
                   ----------
from the ground lessor of Store #405 all documents required by Chicago Title Insurance Company (including, without limitation, a memorandum of lease and any necessary consents) in order for Chicago Title Insurance Company to issue a Mortgage Policy for Store #405, in form and substance consistent with the Mortgage Policies to be issued on the Closing Date. Upon obtaining such documents, the Borrower shall execute a Mortgage in favor of Administrative Agent in respect of its leasehold interest in Store #405 and cause Chicago Title Insurance Company to issue a Mortgage Policy in respect of such Mortgage.

     Section 6.02 Negative Covenants. So long as any Advance or any other
                  ------------------
Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not, at any time:

               (a) Liens, Etc. Create, incur, assume or suffer to exist, or
                   ----------
permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its or their assets of any character (tangible or intangible) whether now owned or hereafter acquired other than the Liens specified below in this Section 6.02(a), or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income other than in respect of any of the following:

                    (i) Liens created by the Loan Documents;

                    (ii) Liens created by the Synthetic Lease Documents for the purpose of securing the Borrower's obligations thereunder as in effect on the date hereof to the extent that such Liens are subject to the Intercreditor Agreements;

                    (iii) Permitted Liens;

                    (iv) Existing Liens securing Surviving Debt and any replacement, extension or renewal of any such Lien; provided that (x) no such replacement, extension or renewal shall encumber any additional assets of the Borrower or any of its Subsidiaries and (y) the amount of Debt secured by such Lien shall not be increased from that existing on the Closing Date;

                    (v) purchase money Liens upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such real property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such real property or equipment to be subject to such Liens, or Liens existing on any such real property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall
                                   --------  -------
          extend to or cover any property other than the real property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount
                           -------- -------
          of the Debt secured by Liens permitted by this clause (v) shall not exceed $7,500,000 at any time outstanding;

                    (vi) Liens arising in connection with Capitalized Leases in an aggregate principal amount not to exceed $20,000,000 at any time outstanding, provided that no such Lien shall extend to or cover any Collateral or other assets (other than the assets subject to such Capitalized Leases);

                    (vii) other Liens securing Debt outstanding in an aggregate principal amount not to exceed $5,000,000 provided that no such Lien shall extend to or cover any Collateral; and

                    (viii) Liens securing Secured Hedge Agreements permitted under Section 6.02(b)(i)(B).

If the Borrower or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of this Section 6.02(a), it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Debt secured thereby as long as any such Debt shall be so secured;

provided that, notwithstanding the foregoing, this covenant shall not be
--------
construed as a consent by the Required Lenders to the creation or assumption of any such Lien not permitted by the provisions of this Section 6.02(a).

               (b) Debt. Create, incur, assume or suffer to exist, or permit any
                   ----
of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                    (i) in the case of the Borrower,

                         (A) Debt under the Synthetic Lease Documents in a
                    principal amount outstanding not to exceed the principal amount outstanding on the Closing Date,

                         (B) (x) the Secured Hedge Agreements between the
                    Borrower and BNP Paribas and between the Borrower and Union Bank of California, N.A. and (y) other Hedge Agreements whose purpose is to hedge against fluctuations in interest rates and are entered into by the Borrower in the ordinary course of business, consistent with prudent business practice and not entered into for speculative purposes; provided that the aggregate notional amount of such Secured Hedge Agreements and other Hedge Agreements shall not exceed $100,000,000 at any time outstanding, and

                         (C) Debt owed to a wholly-owned Domestic Subsidiary of
                    the Borrower that is a Loan Party; provided that such Debt
                                                       --------
                    is evidenced by a promissory note that has been pledged to the Administrative Agent pursuant to the Security Agreement.

                    (ii) in the case of any wholly-owned Domestic Subsidiary of the Borrower that is a Loan Party, Debt owed to the Borrower or to another wholly-owned Domestic Subsidiary of the Borrower that is a Loan Party so long as such Debt is evidenced by a promissory note that has been pledged to the Administrative Agent pursuant to the Security Agreement; and

                    (iii) in the case of the Borrower and any of its Subsidiaries,

                         (A) Debt under the Loan Documents;

                         (B) Debt secured by Liens permitted by Section
                    6.02(a)(v) and (vi) not to exceed in the aggregate the amounts set forth in such Sections,

                         (C) the Surviving Debt, and any Debt issued in exchange
                    for, or the net proceeds of which are used to refinance, all or a part of the Surviving Debt; provided, however, that the
                                                     --------  -------
                    principal amount of such refinancing Debt does not exceed the principal amount, plus accrued interest (if any), of the Surviving Debt so refinanced,

                         (D) endorsement of negotiable instruments for deposit
                    or collection or similar transactions in the ordinary course of business,

                         (E) unsecured Debt of the Borrower in respect of its
                    daily overdraft facility but only to the extent such Debt
                    (1) is incurred in the ordinary course of the Borrower's business consistent with past practices (2) does not exceed $7,500,000 in principal amount at any time outstanding, and
                    (3) is repaid in full within 3 Business Days of the incurrence of such Debt, and

                         (F) other unsecured Debt (other than Debt owed to
                    Casino) of the Borrower and its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $10,000,000.

               (c) Mergers, Corporate Changes, Etc. Merge into or consolidate
                   -------------------------------
with any Person or permit any Person to merge into it or liquidate or dissolve itself (or suffer any liquidation or dissolution), or permit any of its Subsidiaries to do (or suffer) any of the foregoing, except that (i) any Subsidiary of the Borrower may merge into or consolidate with, any other Subsidiary of the Borrower that is, or as a result of such merger or consolidation shall become, a Loan Party, or that, in the case of any such consolidation, the Person formed by such consolidation shall be a wholly-owned Solvent Domestic Subsidiary of the Borrower; (ii) any of the Borrower's Subsidiaries may merge into or consolidate with Borrower so long as the surviving entity is Borrower; (iii) any of the Borrower's Subsidiaries may liquidate or dissolve if all of the assets of such Subsidiary are acquired by the Borrower or any other Loan Party; and (iv) each of the Borrower's Domestic Subsidiaries may change its jurisdiction of formation by merger or otherwise so long as such jurisdiction remains within the United States of America and the Borrower or such Domestic Subsidiary provides notice of such change and otherwise complies with the provisions of the Security Agreement and the Pledge Agreement; provided, however, that in each case, immediately after giving effect
           --------  -------
thereto, no Default shall have occurred and be continuing or would result therefrom.

               (d) Sales of Assets. Sell, lease, license, transfer or otherwise
                   ---------------
dispose of, or permit any of its Subsidiaries to sell, lease, license, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than:

                    (i) sales of Inventory in the ordinary course of its business,

                    (ii)  in a transaction authorized by subsection (c) of this
          Section 6.02,

                    (iii) the sale of any asset by any Loan Party (other than (x) a bulk sale of Inventory, (y) a sale of Accounts Receivable other than delinquent accounts for collection purposes only and (z) sales of assets permitted under clause (v) below) so long as (A) the purchase price paid to the Loan Party for such asset shall be no less than the fair market value of such asset at the time of such sale, (B) the purchase price for such asset shall be paid to the Loan Party solely in cash and (C) the aggregate purchase price paid to all of the Loan Parties for such asset and all other assets sold by the Loan Parties during the same Fiscal Year pursuant to this clause (iii) shall not exceed $7,500,000 in any Fiscal Year and $15,000,000 during the term of this Agreement; provided that the proceeds of such asset sales are applied in accordance with Section 2.05(b)(iii),

                    (iv) the grant of any option or other right to purchase any asset in a transaction which would be permitted under the provisions of the immediately preceding clause (iii), and

                    (v) the sale of any of the Synthetic Lease Properties in accordance with Section 11.2 of the Synthetic Lease as in effect on the date hereof and subject to the $5,000,000 limitation set forth therein, provided that the net proceeds of such sale are applied in accordance with Section 2.05(b)(iii);

provided that in each case, immediately after giving effect thereto, no Default
--------
shall have occurred and be continuing or would result therefrom.

               (e) Investments in Other Persons. Make or hold, or permit any of
                   ----------------------------
its Subsidiaries to make or hold, any Investment in any Person other than:

                    (i) Investments by the Borrower and its Subsidiaries in the Borrower or in Subsidiaries that are or become Loan Parties,

                    (ii) Investments by the Borrower and its Subsidiaries after the Closing Date in Smart & Final de Mexico, S.A. de C.V. and in Smart & Final del Noroeste, S.A. de C.V. in an aggregate amount not to exceed $2,500,000,

                    (iii) loans and advances to officers and employees in the ordinary course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $2,000,000 at any time outstanding,

                    (iv) Investments by the Borrower and its Subsidiaries in Cash Equivalents,

                    (v) Investments existing on the Closing Date and set forth on Schedule 5.01(s); and

                    (vi) other Investments in an aggregate amount invested not to exceed $2,000,000; provided that with respect to Investments made under this clause (v), immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom.

               (f) Dividends, Etc. Declare or pay any dividends, purchase,
                   --------------
redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, so long as no Default shall have occurred and be continuing or would result therefrom:

                    (i) the Borrower may declare and deliver dividends and distributions payable only in (and to the holders of) common stock of the Borrower,

                    (ii) the Borrower may declare and pay cash dividends to its stockholders pursuant to any dividend plan approved in writing by the Required Lenders;

                    (iii) except to the extent the Net Cash Proceeds thereof are required to be applied to the prepayment of the Advances pursuant to
          Section 2.05(b), the Borrower and any of its Subsidiaries may purchase, redeem, retire, defease or otherwise acquire shares of such Person's capital stock with the proceeds received from the issuance of its capital stock with equal or inferior voting powers, designations, preferences and rights;

                    (iv) the Borrower and any of its Subsidiaries may issue equity securities upon the exercise of rights to acquire such equity securities but only if the Net Cash Proceeds, if any, from the exercise of such rights are applied to the repayment of Advances to the extent required pursuant to Section 2.05(b); and

                    (v) any Subsidiary may declare and pay dividends to the Borrower or to a Subsidiary of the Borrower that is a Loan Party.

               (g) Change in Nature of Business. Make, or permit any of the
                   ----------------------------
other Loan Parties to make, any material change in the nature of its business as carried on at the date hereof.

               (h) Charter Amendments; New Subsidiaries. Amend, or permit any of
                   ------------------------------------
the other Loan Parties to amend, its or their certificate or articles of incorporation, bylaws or other organizational or charter documents (including, without limitation, by filing any certificate of designation with respect to any preferred stock or otherwise creating any new preferred stock) or, create or acquire, or permit any of the other Loan Parties to directly or indirectly create or acquire, a Subsidiary not in existence on the date hereof.

               (i) Accounting Changes. Make or permit, or permit any of its
                   ------------------
Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required by generally accepted accounting principles.

               (j) Prepayments, Etc. of Debt; Amendments to Agreements. (i)
                   ---------------------------------------------------
Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled payment or maturity thereof in any manner any Debt other than the prepayment of
(A) the Advances in accordance with the terms of this Agreement and (B) Capitalized Leases in the ordinary course of business; (ii) make any payment in violation of any subordination terms of any Debt; (iii) amend, modify or change in any manner any term or condition of any Intercompany Note, any other Surviving Debt or any Casino Tax Sharing Document; (iv) amend, modify or change in any manner which is materially adverse to the Lender Parties any term or condition of the Synthetic Lease Documents; or (v) permit any of the Loan Parties to do any of the foregoing other than to prepay any Debt payable to the Borrower.

               (k) Negative Pledge. Enter into or suffer to exist, or permit any
                   ---------------
of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of their respective property or assets other than (i) in favor of the Administrative Agent and the Lender Parties or (ii) any Debt permitted by Section 6.02(b)(iii)(A) hereof, in each case so long as such prohibition or condition extends only to the property subject to the Lien securing such Debt.

               (l) Partnerships. Become a general partner in any general or
                   ------------
limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture.

               (m) Affiliate Transactions. Enter into, or permit any of its
                   ----------------------
Subsidiaries to enter into, directly or indirectly, any transaction with (including, without limitation, the purchase, sale or exchange of property or the rendering of any service to) any Affiliate of the Borrower, except pursuant to (x) the reasonable requirements of the Borrower's or such Subsidiary's business, as the case may be, and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than could be obtained in a comparable arm's-length transaction with an unaffiliated Person, (y) the Casino Tax Sharing Documents and (z) Capitalized Leases between any Loan Party and Casino in existence on the Closing Date and set forth on Schedule 5.01(q)(i).

               (n) Intentionally Omitted.
                   ---------------------

               (o) Payment Restrictions Affecting Subsidiaries; Document
                   -----------------------------------------------------
Amendment. Directly or indirectly, enter into or suffer to exist, or permit any
---------
of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement

(other than the Loan Documents) (i) limiting the ability of any such Subsidiary to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Subsidiary of the Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), or (2) limiting the ability of any Loan Party to enter into amendments, modifications or waivers of the Loan Documents.

               (p) Speculative Transactions. Engage, or permit any of its
                   ------------------------
Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions other than Hedge Agreements permitted pursuant to Section 6.02(b)(i)(B).

     Section 6.03 Reporting Requirements. So long as any Advance or any other
                  ----------------------
Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower shall deliver to the Administrative Agent (with a courtesy copy to each Lender; provided that the failure to provide any such courtesy copy to any Lender shall not constitute a breach or violation of this Section 6.03 and shall not give rise to any Default):

               (a) Borrowing Base Certificate. Quarterly, within 10 Business
                   --------------------------
Days after the last Business day of each fiscal quarter of the Borrower and at any other time requested by the Administrative Agent, a Borrowing Base Certificate, which shall: (i) be completed substantially in the form of Exhibit K, (A) detailing the Borrower's Eligible Accounts Receivable and Eligible Inventory as of the last day of such quarter or as of such other date as the Administrative Agent may request, and (B) verifying, as of the end of such fiscal quarter of the Borrower, compliance with the covenants contained in Sections 6.02(a), (b), (d), (e), (f), (g) and 6.04, and the computations (which shall be set forth therein) used in determining such compliance; (ii) be prepared by or under the supervision of the Borrower's chief executive officer, chief financial officer, treasurer or controller and certified by such officer subject only to adjustment upon completion of the normal year-end audit of physical inventory; and (iii) include such additional schedules and other information as the Administrative Agent may reasonably request.

               (b) Default Notice. As soon as possible and in any event within
                   --------------
two Business Days after the occurrence of any Default and within two Business Days after any Material Adverse Effect occurs or arises, a statement of the chief executive officer, chief financial officer, treasurer or controller of the Borrower setting forth details thereof and the action that the Borrower has taken and proposes to take with respect thereto.

               (c) Quarterly Financials. As soon as available and in any event
                   --------------------
within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for such period (on a quarterly and year-to-date basis from the forecast delivered pursuant to
Section 6.03(l)) and the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that the representations and warranties in Section 5.01 are true and correct in all material respects as of the date of such certificate and that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 6.02(a), (b), (d), (e), (f) and 6.04; provided that in the event of any change
                                      --------
in generally accepted accounting principles used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP. Notwithstanding the foregoing, however, Borrower shall not be required to report consolidating numbers with respect to Smart & Final de Mexico, S.A. de C.V.

               (d) Annual Financials. As soon as available and in any event
                   -----------------
within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein audited Consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and audited Consolidated and unaudited consolidating statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case with respect to such audited balance sheets and statements of income and cash flow accompanied by an opinion acceptable to the Administrative Agent of Arthur Andersen LLP or other independent public accountants of recognized standing acceptable to the Administrative Agent, together with (i) a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 6.02(a), (b), (d), (e), (f) and 6.04 and including a comparison of the results for such Fiscal Year to the results for such Fiscal Year set forth in the forecast delivered pursuant to Section 6.03(l), and (iii) a certificate of the chief executive officer, chief financial officer, treasurer or controller of the Borrower (A) stating that the representations and warranties in Section 5.01 are true and correct in all material respects as of the date of such certificate and that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, and (B) verifying, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 6.02(a), (b), (d), (e), (f) and 6.04, and the computations (which shall be set forth therein) used in determining such compliance. Notwithstanding the foregoing, Borrower shall not be required to report consolidating numbers with respect to Smart & Final de Mexico, S.A. de C.V.

               (e) ERISA Events. Promptly and in any event within ten Business
                   ------------
Days after the Borrower, any Subsidiary or any ERISA Affiliate knows or has reason to know that any material ERISA Event with respect to any such Person has occurred, a statement of the chief executive officer, chief financial officer, treasurer or controller of the Borrower describing such ERISA Event and the action, if any, that the applicable Person has taken and/or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

               (f) Plan Terminations. Promptly and in any event within 10
                   -----------------
Business Days after receipt thereof by the Borrower, any Subsidiary or any ERISA Affiliate, copies of any notice from the PBGC stating its intention to terminate any Employee Benefit Plan or to have a trustee appointed to administer any such Employee Benefit Plan.

               (g) Plan Annual Reports. Promptly and in any event within 30 days
                   -------------------
after the receipt of a request therefor by the Administrative Agent or the Required Lenders, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan of the Borrower, each Subsidiary or each ERISA Affiliate.

               (h) Multiemployer Plan Notices. Promptly and in any event within
                   --------------------------
10 Business Days after receipt thereof by the Borrower, any Subsidiary or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan on the Borrower, any Subsidiary or any ERISA Affiliate, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by the Borrower, any Subsidiary or any ERISA Affiliate in connection with any event described in clause (i) or (ii) above.

               (i) Litigation. As promptly as practicable, notice of the
                   ----------
commencement of, or any material adverse change in the status of or in the financial effect on any Loan Party or any Subsidiary thereof, any material actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(d) that is not disclosed in any report filed by the Borrower with the Securities Exchange Commission or any governmental authority that may be substituted therefor.

               (j) Press Releases; Securities Reports. Promptly after the
                   ----------------------------------
sending or filing thereof, copies of all (i) press releases, (ii) proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and (iii) regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

               (k) Environmental Conditions. Promptly after the assertion or
                   ------------------------
occurrence thereof, notice of any material Environmental Action against or of any material noncompliance by any Loan Party or any of their respective Subsidiaries with any Environmental Law or Environmental Permit, or any condition or occurrence on any property of any Loan Party or any of their respective Subsidiaries that results in or could (i) form the basis for such material Environmental Action or material noncompliance, or (ii) cause any property of any Loan Party or any of their respective Subsidiaries to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

               (l) Annual Forecasts. Together with the annual financial
                   ----------------
statements required pursuant to Section 6.03(d), forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a monthly basis for the Fiscal Year following such Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Commitment Termination Date, together with an explanation of the assumptions on which such forecasts are based.

               (m) Creditor Reports. If requested by the Administrative Agent,
                   ----------------
copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement as to the occurrence of any "default" thereunder.

               (n) Synthetic Lease Notices. Promptly upon receipt thereof,
                   -----------------------
copies of (i) all notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Synthetic Lease Document regarding any event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect, (ii) any amendment, modification or waiver of any provision of any Synthetic Lease Document (provided that compliance herewith shall not constitute a waiver of Section 6.02(j)), and (iii) from time to time upon request by the Administrative Agent, such information and reports regarding the Synthetic Lease Documents as the Administrative Agent may reasonably request; in each case, to the extent not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.03.

               (o) Real Property. Within 30 days following any request by the
                   -------------
Administrative Agent (which request shall not be made more than once in any Fiscal Year unless a Default shall have occurred and be continuing), a report supplementing Schedules 5.01(r)(i) and 5.01(r)(ii), including an identification of all

Owned Real Property and leased real property, as applicable, disposed of by any Loan Party or any of its Subsidiaries during the period from the Closing Date until delivery of such report or, if any such report has previously been provided, since the date of the most recent report, a list and description (including, if the Administrative Agent so requests, the street address, county or other relevant jurisdiction, state, record owner, book value thereof and, in the case of leases of property, the lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during the period from the Closing Date until delivery of such report or, if any such report has previously been provided, since the date of the most recent report, and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.

               (p) Insurance. Within 30 days following any request by the
                   ---------
Administrative Agent (which request shall not be made more than once in any Fiscal Year unless a Default shall have occurred and be continuing), a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the Borrower and its Subsidiaries and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify.

               (q) Other Information. Such other information respecting the
                   -----------------
business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party as Administrative Agent, or any Lender Party through the Administrative Agent, may from time to time reasonably request.

     Section 6.04 Financial Covenants. So long as any Advance or any other
                  -------------------
Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

               (a) Net Worth. Maintain at all times a Consolidated Net Worth of
                   ---------
not less than the sum of (i) $270,000,000, plus (ii) 50% of positive cumulative Consolidated Net Income for any fiscal quarter of the Borrower ending after the fiscal quarter ending October 8, 2001 (but without any deduction for any period in which Consolidated Net Income is a negative number) plus (iii) 100% of the amount of all cash proceeds of any equity issuances by the Borrower or any of its Subsidiaries after the date hereof.

               (b) Senior Leverage Ratio. Not permit the Senior Leverage Ratio
                   ---------------------
at the end of the fiscal quarters of the Borrower set forth below to exceed the correlative ratio indicated:

        --------------------------------------------------------
        Fiscal Quarter                Leverage Ratio
        --------------                --------------
        --------------------------------------------------------
        Fourth Quarter 2001           3.25 to 1.0
        --------------------------------------------------------
        First Quarter 2002            3.25 to 1.0
        --------------------------------------------------------
        Second Quarter 2002           3.00 to 1.0
        --------------------------------------------------------
        Third Quarter 2002            3.00 to 1.0
        --------------------------------------------------------
        Fourth Quarter 2002           2.75 to 1.0
        --------------------------------------------------------
        First Quarter 2003            2.75 to 1.0
        --------------------------------------------------------
        Second Quarter 2003           2.75 to 1.0
        --------------------------------------------------------
        Third Quarter 2003            2.75 to 1.0
        --------------------------------------------------------
        Fourth Quarter 2003           2.50 to 1.0
        --------------------------------------------------------
        First Quarter 2004            2.50 to 1.0
        --------------------------------------------------------
        Second Quarter 2004           2.50 to 1.0
        --------------------------------------------------------
        Third Quarter 2004            2.25 to 1.0
        --------------------------------------------------------

               (c) Adjusted Leverage Ratio. Not permit the Adjusted Leverage
                   -----------------------
Ratio at the end of the fiscal quarters of the Borrower set forth below to exceed the correlative ratio indicated:

        --------------------------------------------------------
        Fiscal Quarter                Leverage Ratio
        --------------                --------------
        --------------------------------------------------------
        Fourth Quarter 2001           4.5 to 1.0
        --------------------------------------------------------
        First Quarter 2002            4.5 to 1.0
        --------------------------------------------------------
        Second Quarter 2002           4.5 to 1.0
        --------------------------------------------------------
        Third Quarter 2002            4.5 to 1.0
        --------------------------------------------------------
        Fourth Quarter 2002           4.5 to 1.0
        --------------------------------------------------------
        First Quarter 2003            4.5 to 1.0
        --------------------------------------------------------
        Second Quarter 2003           4.5 to 1.0
        --------------------------------------------------------
        Third Quarter 2003            4.5 to 1.0
        --------------------------------------------------------
        Fourth Quarter 2003           4.25 to 1.0
        --------------------------------------------------------
        First Quarter 2004            4.25 to 1.0
        --------------------------------------------------------
        Second Quarter 2004           4.25 to 1.0
        --------------------------------------------------------
        Third Quarter 2004            4.25 to 1.0
        --------------------------------------------------------

               (d) Fixed Charge Coverage Ratio. Maintain at all times a Fixed
                   ---------------------------
Charge Coverage Ratio of not less than 2.0 to 1.0.

               (e) Capital Expenditures. Not make, or permit any of its
                   --------------------
Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed $50,000,000 during each of the Fiscal Years ending December 29, 2002 and December 28, 2003, respectively, and $55,000,000 during the Fiscal Year ending January 1, 2005 (such amount, for each such Fiscal Year, the "Maximum
                                                              -------
Expenditure Amount"), provided that the Maximum Expenditure Amount for any
------------------
Fiscal Year, beginning with the Fiscal Year ending December 28, 2003, shall be increased by an amount equal to the excess, if any, of the Maximum Expenditure Amount for the previous year (without giving effect to any previous adjustment made in accordance with this proviso) over the actual amount of

Capital Expenditures made during such previous Fiscal Year, but in no event shall such increase exceed $10,0000,000.

                                  ARTICLE VII

                                EVENTS OF DEFAULT

     Section 7.01 Events of Default. If any of the following events ("Events of
                  -----------------                                   ---------
Default") shall occur and be continuing:
-------

               (a) the Borrower shall fail to pay any principal of any Advance when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any Loan Party shall fail to make any interest or any other payment under any Loan Document within three Business Days after such interest or other amount becomes due and payable; or

               (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

               (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 2.12, 6.01(e), (f), (k), (1) or (m),
6.02 or 6.04; or

               (d) (i) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 6.03 if such failure shall remain unremedied for 10 days after the earlier of the date on which (x) such Loan Party (including any officer of such Loan Party) becomes aware of such failure, or (y) written notice thereof shall have been given to the Borrower by the Administrative Agent or (ii) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (x) such Loan Party (including any officer of such Loan Party) becomes aware of such failure, or (y) written notice thereof shall have been given to the Borrower by the Administrative Agent; or

               (e) any "Event of Default" (under and as defined in the Participation Agreement) shall have occurred and be continuing; or any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt of such Loan Party or Subsidiary that is outstanding in a principal amount of at least $5,000,000 in the aggregate (but excluding Debt outstanding hereunder) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be

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due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

               (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, or any such proceeding shall have been commenced against any Loan Party or any of its Subsidiaries and shall not have been withdrawn, dismissed, bonded or discharged within 60 days thereafter or at any time an order for relief is granted in such proceeding; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

               (g) any judgments or orders in excess of $5,000,000 individually or $10,000,000 in the aggregate for the payment of money shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (i) any provision of any Loan Document after delivery thereof pursuant to Section 4.01 shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

               (j) any Collateral Document or financing statement after delivery thereof pursuant to Sections 4.01 or 6.01 shall for any reason (other than pursuant to the terms thereof or pursuant to the Intercreditor Agreement (Leased Property)) cease to create a valid and perfected first priority Lien on the Collateral purported to be covered thereby; or

               (k) (i) if at any time when Casino is not the single largest shareholder of the Borrower, any Person or two or more Persons acting in concert (other than Casino) shall have acquired beneficial ownership (within the meaning of Rule 13d-3

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of the Securities and Exchange Commission under the Securities Exchange Act of
1934), directly or indirectly, of Voting Interests of the Borrower representing 33-1/3% or more of the combined voting power of all Voting Interests of the Borrower; or (ii) the majority of the seats (other than vacant seats) on the board of directors of the Borrower cease to be occupied by Persons who either
(a) were members of the board of directors of the Borrower on the Closing Date or (b) were nominated for election by the board of directors (or any committee thereof) of the Borrower, a majority of whom were directors on the Closing Date or whose election or nomination for election was previously approved by a majority of such directors; or (iii) any Person or two or more Persons acting in concert (other than Casino) shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower, other than any contract or arrangement with respect to acquisition of Voting Interests of the Borrower (it being understood that such acquisition of Voting Interests is governed by clause (i) of this paragraph); or

               (l) there shall occur one or more ERISA Events which individually or in the aggregate results in or reasonably could be expected to result in a Material Adverse Effect; or there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 412(n) of the Internal Revenue Code or under ERISA on the assets of the Borrower and its Subsidiaries;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender Party and the obligation of each Lender Party to make Advances and of any L/C Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an Event of Default described
          --------  -------
in Section 7.01(f), (x) the Commitments of each Lender Party and the obligation of each Lender Party to make Advances and of each L/C Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. Nothing contained in this Section 7.01 is intended to preclude or limit the Administrative Agent from exercising any of the rights or remedies available to it under any of the Loan Documents or at law.

     Section 7.02 Actions in Respect of the Letters of Credit Upon Default. If
                  --------------------------------------------------------
any Event of Default shall have occurred and be continuing, the Administrative Agent may from time to time, or shall at the request of the Required Lenders, irrespective of

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whether it is taking any of the actions described in Section 7.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit to a non-interest bearing account established by the Administrative Agent for such purposes or for purposes of Sections 2.05(b)(iv), 2.05(c) or 3.01 or (the "L/C Cash Collateral Account"), an amount equal to the aggregate
         ---------------------------
Available Amount of all Letters of Credit then outstanding (and the Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and each Lender Party, a continuing security interest in all amounts at any time on deposit in the L/C Cash Collateral Account to secure all Letter of Credit Obligations from time to time outstanding and all other Obligations hereunder). If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.

                                  ARTICLE VIII

                                THE CREDIT AGENTS

     Section 8.01 Authorization and Action. Each Lender Party (in its capacity
                  ------------------------
as a Lender, the Swing Line Lender (if applicable), the L/C Bank (if applicable) and on behalf of itself and its Affiliates) hereby appoints (a) BNP Paribas as its Administrative Agent, Harris Trust & Savings Bank as its Syndication Agent and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch as its Documentation Agent under and for purposes of this Agreement, the Notes and each other Loan Document, and (b) BNP Paribas as its Administrative Agent under and for purposes of the Collateral Documents. Each Lender Party (i) authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto and (ii) authorizes and instructs the Administrative Agent to enter into each of the Loan Documents, including the Intercreditor Agreements and any new intercreditor agreements required pursuant to Section 9.14. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however,
                                                          --------  -------
that the Administrative Agent shall not be required to take any action that

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exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. With respect to any action to be taken by the Administrative Agent in its sole discretion pursuant to this Agreement, the Administrative Agent may obtain the instructions of the Required Lenders and may act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon such instructions, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided that the
                                                          --------
Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to any of them by the Borrower pursuant to the terms of this Agreement.

     Section 8.02 Administrative Agent's Reliance, Etc. Neither the
                  -------------------------------------
Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07;
(ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto or thereto; (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or cable) believed by it to be genuine and signed or sent by the proper party or parties; and (vii) shall incur no liability as a result of any determination whether the transactions contemplated by the Loan Documents constitute a "highly leveraged transaction" within the meaning of the interpretations issued by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

     Section 8.03 Credit Agents and Affiliates. With respect to its Commitments
                  ----------------------------
and the Advances made by it and the Notes issued to it, each Credit Agent shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not a Credit Agent; and the terms "Lender", "Lenders", "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include each Credit Agent in its individual capacity. Each Credit Agent and its

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respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of their Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if such Credit Agent were not a Credit Agent and without any duty to account therefor to the Lender Parties.

     Section 8.04 Lender Party Credit Decision. Each Lender Party acknowledges
                  ----------------------------
that it has, independently and without reliance upon the Credit Agents or any other Lender Party and based on the financial statements referred to in Section
5.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Credit Agents or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     Section 8.05 Indemnification. Each Lender Party severally agrees to
                  ---------------
indemnify each Credit Agent and the Lead Arranger and their respective affiliates, officers, directors, employees, attorneys, agents and advisors (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Credit Agent or the Lead Arranger in any way relating to or arising out of the Loan Documents or any action taken or omitted by any Credit Agent or the Lead Arranger under the Loan Documents; provided, however, that no Lender
                                            --------  -------
Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of any Credit Agent or the Lead Arranger. Without limitation of the foregoing, each Lender Party agrees to reimburse the Credit Agents and the Lead Arranger promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under
Section 9.04, to the extent that the Credit Agents or the Lead Arranger are not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 8.05, the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances (other than L/C Advances) outstanding at such time and owing to the respective Lender Parties, plus (b) their respective Pro Rata Shares of the aggregate Letter of Credit Obligations outstanding at such time, plus (c) their respective Unused Revolving Commitments at such time. The failure of any Lender Party to reimburse the Credit Agents and the Lead Arranger promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Credit Agents and the Lead Arranger as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Credit Agents and the Lead Arranger for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Credit Agents and the Lead Arranger for such other Lender Party's ratable share of such amount.

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     Section 8.06 Successor Administrative Agent. The Administrative Agent may
                  ------------------------------
resign at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. If within 45 days after written notice is given of the retiring Administrative Agent's resignation or removal under this Section 8.06 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on or after such 45th day, the retiring Administrative Agent shall have the right to petition a court of competent jurisdiction to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

     Section 8.07 Syndication Agent and Documentation Agent. The Syndication
                  -----------------------------------------
Agent and the Documentation Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, neither the Syndication Agent nor the Documentation Agent shall have or be deemed to have any fiduciary relationship with any Lender Party.

     Section 8.08 Secured Hedge Agreements.
                  ------------------------

               (a) Each Lender proposing to enter into a Secured Hedge Agreement hereby agrees to provide the Administrative Agent with notice of intent to enter into such agreement; further, each Lender party to a Secured Hedge Agreement, hereby agrees to promptly provide the Administrative Agent with an executed copy of same.

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               (b) Each Secured Hedge Bank hereby agrees to promptly provide
Administrative Agent notice of default under any Secured Hedge Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.01 Amendments, Etc.; Release of Collateral; Termination.
                  ----------------------------------------------------

               (a) Amendments, Etc. No amendment or waiver of any provision of
                   ----------------
this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders (and, in the case of any such amendment, the Borrower), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that (a) no amendment, waiver or consent shall, unless in writing and
--------
signed by all of the Lender Parties, do any of the following at any time: (i) waive any of the conditions specified in Sections 4.01 or 4.02, (ii) change the percentage of the Commitments, the aggregate unpaid principal amount of the Advances or the aggregate Available Amount of outstanding Letters of Credit that shall be required for the Lender Parties or any of them to take any action hereunder, (iii) release all of the Collateral or substantially all of the Collateral in any transaction or series of related transactions (it being understood that the Administrative Agent may release Collateral constituting less than substantially all of the Collateral in accordance with Section 9.01(b)), (iv) release all or substantially all of the Guarantors from their obligations under the Guaranty, (v) reduce or postpone the payment of principal (but not any mandatory prepayment pursuant to Section 2.05(b)(iii)), interest, fees or other amounts due hereunder, or (vi) amend this Section 9.01; (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that is directly affected by such amendment, waiver or consent, (i) increase or extend the Commitments of such Lender, or (ii) change the order of application of any prepayment set forth in Section 2.05 in any manner that materially affects such Lender; and (c) no amendment, waiver or consent shall, unless in writing and signed by the Supermajority Lenders, amend the definition of "Borrowing Base Amount;" provided, further that no amendment,
                                           --------  -------
waiver or consent shall, unless in writing and signed by the Swing Line Lender or the applicable L/C Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Lender or of any L/C Bank, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in
    -------- -------
writing and signed by the Administrative Agent in addition to the Lender Parties required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents.

               (b) Release of Collateral. Upon the written request of the
                   ---------------------
Borrower, and without the consent of the Required Lenders or any other Lender Party, the Administrative Agent is authorized to and, subject to the provisions of this Section 9.01(b), shall release any item or items of Collateral comprising less than substantially all

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

of the Collateral at the time of such release (and is authorized to, and subject to the provisions of this Section 9.01(b), shall, at the Borrower's expense, execute any documents or instruments reasonably requested by the Borrower in connection therewith) if (A) such release is requested in conjunction with the consummation of any sale or other disposition of such Collateral that is not prohibited by this Agreement, (B) arrangements satisfactory to the Administrative Agent for the receipt by the Administrative Agent of any prepayment required under Section 2.05(b) have been made, and (C) the Borrower has delivered to the Administrative Agent a certificate signed by the Borrower's chief executive officer, chief financial officer, treasurer or controller certifying that such sale or other disposition is not prohibited by this Agreement.

               (c) Termination. Upon the payment in full of all Obligations
                   -----------
(other than Obligations which by their terms survive termination of this Agreement) of the Loan Parties under the Loan Documents, the expiration or termination of all Letters of Credit and the expiration or termination of all Commitments hereunder, the Administrative Agent shall upon request provide a payoff letter or similar document indicating that all Obligations of the Loan Parties under the Loan Documents (other than any Obligations which survive termination of the Loan Documents) have been discharged. On or after delivery of such payoff letter or similar document, upon the written request of the Borrower, the Administrative Agent is authorized by the Lender Parties to and shall (i) release all of the Collateral (and is authorized by the Lender Parties to and shall, at the Borrower's expense, execute any documents or instruments reasonably requested by the Borrower in connection therewith) and (ii) deliver any Collateral in the Administrative Agent's possession to the Agent (as defined in the Participation Agreement) if the Synthetic Lease is outstanding at such time.

     Section 9.02 Notices, Etc. All notices and other communications provided
                  -------------
for hereunder shall be in writing (including telegraphic, telecopy or cable communication) and mailed, telegraphed, telecopied, cabled or delivered, if to the Borrower, at its address at Smart & Final Inc., 600 Citadel Drive, Commerce, California 90040, Telecopier No. (323) 869-7862, Attn: Donald G. Alvarado; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Administrative Agent, at its address at BNP Paribas, 725 South Figueroa Street, Suite 2090, Los Angeles, California 90017, Telecopier No. (213) 488-9602, Attn: Sean Conlon or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III, IV or VIII shall not be effective until received by the Administrative Agent.

     Section 9.03 No Waiver; Remedies. No failure on the part of any Lender
                  -------------------
Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder, under any Note or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or

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further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 9.04 Costs and Expenses. (a) The Borrower agrees to pay on demand
                  ------------------
(i) all costs and expenses of the Lead Arranger and the Administrative Agent in connection with the negotiation, preparation, execution, delivery, syndication, administration, modification and amendment of the Loan Documents, whether or not the Loan Documents are executed or the Facility is closed, (including, without limitation, (A) all due diligence, credit review, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel (whether employed by such Person or separately engaged) for the Lead Arranger and the Administrative Agent with respect thereto) and (ii) all costs and expenses of the Lead Arranger, the Administrative Agent, each Lender and each L/C Bank in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise, including with respect to advising such Person as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto and in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" (including, without limitation, the reasonable fees and expenses of counsel (whether employed by such Person or separately engaged) for the Lead Arranger, the Administrative Agent and each Lender Party with respect thereto).

               (b) The Borrower agrees to indemnify, defend and save and hold harmless each Credit Agent, the Lead Arranger, each Lender, each L/C Bank and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on
                    -----------------
demand, any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, reasonable fees and expenses of counsel but excluding Taxes, it being understood and agreed that the obligations of the Borrower to indemnify the Lender Parties and the Administrative Agent for Taxes are set forth in Section 2.10) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) this Agreement or any other Loan Document, the actual or proposed use of the proceeds of any Advance or of any Letter of Credit issued hereunder or any of the transactions contemplated hereby or by the other Loan Documents, (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any Environmental Action relating in any way to any Loan Party, (iii) any pollution or threat to human health or the environment that is related in any way to any Loan Party or any of its Subsidiaries or any other owner's or operator's management, use, control, ownership or operation of the properties owned, leased, operated or used by any Loan Party or any of its Subsidiaries, including all on-site and off-site activities involving Hazardous Materials, (iv) any Environmental Action against any Person whose liability for such Environmental Action any Loan Party or any of its Subsidiaries has assumed or retained either contractually or by operation of law, or (v) the breach of any environmental representation or warranty set forth in Sections 5.01(h) and 5.01(l), in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against any Credit Agent, the Lead Arranger, any Lender Party, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Advances.

               (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.05 or 2.06, acceleration of the maturity of the Notes pursuant to Section 7.01 or for any other reason, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance. In addition to the foregoing, if any losses, costs or expenses are incurred by the Administrative Agent or any Lender with respect to Eurodollar Rate Advances during the 180 day period following the Closing Date as a result of or in connection with the syndication of the Facilities, the Borrower shall, upon demand by the Administrative Agent or any Lender, pay to the Administrative Agent or such Lender any amounts required to compensate the Administrative Agent or such Lender for any such losses, costs or expenses.

               (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion, and the Borrower shall reimburse the Administrative Agent or such Lender Party on demand for any amounts so paid with interest thereon at the Default Rate from the date of such payment until so reimbursed.

     Section 9.05 Right of Set-off. Upon the occurrence and during the
                  ----------------
continuance of any Event of Default, the Administrative Agent, each Lender Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes held by such Lender Party, irrespective of whether the Administrative Agent, such Lender Party or such Affiliate shall have made any demand under this Agreement or such Note or Notes and although such Obligations may be unmatured; provided, however, that (a) any such set-off and application shall be subject to
--------  -------
the provisions of Section 2.11 and (b) each Lender Party shall give the Administrative Agent at least two (2) Business Days' prior written notice of its intent to set off, and each Lender Party shall cooperate with the Administrative Agent in taking any such reasonable actions as may be necessary to minimize any adverse effect of Sections 580 and 726 of the California Code of Civil Procedure. The Administrative Agent and each Lender Party agrees promptly to notify the Borrower after any such set-off and application; provided that the
                                                            --------
failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, each Lender Party and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent, such Lender Party and their respective Affiliates may have.

     Section 9.06 Binding Effect. This Agreement shall become effective when it
                  --------------
shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

     Section 9.07 Assignments and Participations. (a) Each Lender Party may
                  ------------------------------
assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, and the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment
                           --------  -------
shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of all of the Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender Party or an assignment of all of a Lender Party's rights and obligations under this Agreement, the amount of the Commitments and Advances of the assigning Lender Party being assigned pursuant to each such assignment shall (unless otherwise consented to by the Borrower and the Administrative Agent (except that no consent of the Borrower shall be required if a Default has occurred and is continuing)) be equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) such Lender Party shall have obtained the Administrative Agent's prior written consent to such assignment, and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender Party hereunder and (y) the Lender Party assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender Party's rights and obligations under this Agreement, such Lender Party shall cease to be a party hereto).

               (b) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or L/C Bank, as the case may be.

               (c) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment of, and principal amount of the Advances owing to, each Lender Party from time to time (the "Register"). The entries in
                                                    --------
the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, (iii) give prompt notice thereof to the Borrower, and (iv) deliver to the Borrower promptly a properly completed and signed Internal Revenue Service Form W-8IMY reflecting such assignment. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender Party has retained a Commitment hereunder, a new Note to the order of the assigning Lender Party in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit D-1 or D-2 hereto, as applicable.

               (e) Each Lender Party may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral, and (vi) such Lender Party shall be solely responsible for any and all Taxes on or with respect to any participation or any amount payable by or for the account of such Lender Party to or for the account of any participant of such Lender Party. The Borrower agrees that any Person so purchasing a participation from a Lender Party pursuant to this Section 9.07(e) shall be entitled to (i) exercise all its rights of payment (including the right of set-off) with respect to such participation to the fullest extent permitted by law and as fully as if such Person were the direct creditor of the Borrower in the amount of such participation, and (ii) the benefits of Sections 2.08 and 2.10.

               (f) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any
                                       --------  -------
such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

               (g) Notwithstanding any other provision set forth in this Agreement or any other Loan Document to the contrary, any Lender Party may assign all or any portion of the Advances or Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any
                                                        --------
payment in respect of such assigned Notes or Advances made by the Borrower to or for the account of the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Advances or Notes to the extent of such payment. No such assignment shall release the assigning Lender Party from its obligations hereunder.

     Section 9.08 Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED
                  -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES (I) AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR ANY FEDERAL COURT SITTING IN LOS ANGELES, CALIFORNIA AND (II) CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PARTIES BY MAIL AT THE ADDRESSES SPECIFIED IN SECTION 9.02. THE PARTIES HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     Section 9.09 Execution in Counterparts. This Agreement may be executed in
                  -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 9.10 No Liability of the L/C Bank. The Borrower assumes all risks
                  ----------------------------
of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any L/C Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such L/C Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have
                                            ------
a claim against such L/C Bank, and such L/C Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) such L/C Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such L/C Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such L/C Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 9.11 Confidentiality. The Administrative Agent and each Lender
                  ---------------
Party agrees to keep confidential any Confidential Information furnished or made available to it by the Borrower pursuant to this Agreement; provided that
                                                            --------
nothing herein shall prevent any Lender Party from disclosing such information
(i) to any other Lender Party or any Affiliate of any Lender Party or any officer, director, employee, agent, or advisor of any Lender Party or Affiliate of any Lender Party, (ii) to any other Person if incidental to the administration of the credit facility provided herein, (iii) as required by any law, rule, or regulation, (iv) upon the order of any court or administrative agency, (v) upon the request or demand of any regulatory agency or authority,
(vi) that is or becomes available to the public or that is or becomes available to any Lender Party other than as a result of a disclosure by any Lender Party prohibited by this Agreement, (vii) in connection with any litigation to which such Lender Party or any of its Affiliates may be a party, (viii) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document or (ix) to any Eligible Assignee or participant or proposed Eligible Assignee or participant in accordance with Section 9.07(f).

     Section 9.12 Waiver of Jury Trial. EACH OF THE BORROWER, THE ADMINISTRATIVE
                  --------------------
AGENT, THE L/C BANK AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES, ANY LETTER OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER PARTY IN

THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

     Section 9.13 Marshalling; Payments Set Aside. Neither the Administrative
                  -------------------------------
Agent nor any Lender Party shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations under the Loan Documents. To the extent that the Borrower makes a payment or payments to the Administrative Agent or the Lender Parties (or to the Administrative Agent for the benefit of the Lender Parties), or the Administrative Agent or any Lender Party enforces any security interests or exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

     Section 9.14 Agreement to Enter Into New Intercreditor Agreement. If at any
                  ---------------------------------------------------
time the Obligations under the Synthetic Lease are paid off and refinanced in accordance with the terms of the Loan Documents, upon the Borrower's request, the Administrative Agent shall enter into an intercreditor agreement with the new agent or agents with respect to the Leased Collateral (as defined in the Intercreditor Agreement attached as Exhibit Q-2 hereto), which intercreditor agreement shall contain provisions substantially similar to the provisions of the Intercreditor Agreement attached as Exhibit Q-2 hereto, including the subordination provisions of Paragraph 2 thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   SMART & FINAL INC.,
                                   as Borrower


                                   By:   /s/ Richard N. Phegley
                                        ----------------------------------------
                                        Name: Richard N. Phegley
                                        Title: Senior Vice President & Chief
                                        Financial Officer


                                   By:   /s/ Donald G. Alvarado
                                        ----------------------------------------
                                        Name: Donald G. Alvarado
                                        Title: Senior Vice President &
                                        Secretary

                                   BNP PARIBAS,
                                   as Administrative Agent, L/C Bank,
                                   Swingline Lender and a Lender


                                   By:  /s/ Sean T. Conlon
                                        ----------------------------------------
                                        Name: Sean T. Conlon
                                        Title: Managing Director


                                   By:  /s/ Mitchell M. Ozawa
                                        ----------------------------------------
                                        Name: Mitchell M. Ozawa
                                        Title: Director

                                   Initial Lenders:

                                   HARRIS TRUST & SAVINGS BANK


                                   By:  /s/ C. Scott Place
                                        ----------------------------------------
                                        Name: C. Scott Place
                                        Title: Vice President

                                   COOPERATIVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK B.A.,
                                   "RABOBANK NEDERLAND", NEW YORK BRANCH


                                   By:  /s/ Hans F. Breukhoven
                                        ----------------------------------------
                                        Name: Hans F. Breukhoven
                                        Title: Vice President


                                   By:  /s/ Ian Reece
                                        ----------------------------------------
                                        Name: Ian Reece
                                        Title: Managing Director

                                   CREDIT INDUSTRIEL ET COMMERCIAL


                                   By:  /s/ Eric Dulot
                                        ----------------------------------------
                                        Name: Eric Dulot
                                        Title: Vice President


                                   By:  /s/ Albert M. Calo
                                        ----------------------------------------
                                        Name: Albert M. Calo
                                        Title: Vice President

                                   COBANK, ACB


                                   By:  /s/ S. Richard Dill
                                        ----------------------------------------
                                        Name: S. Richard Dill
                                        Title: Vice President

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By:  /s/ Peter Thompson
                                        ----------------------------------------
                                        Name: Peter Thompson
                                        Title: Vice President

                                   U.S. BANK NATIONAL ASSOCIATION


                                   By:  /s/ Janet E. Jordan
                                        ----------------------------------------
                                        Name: Janet E. Jordan
                                        Title: Vice President

                                   NATEXIS BANQUE-BFCE


                                   By:  /s/ Pieter J. van Tulder
                                        ----------------------------------------
                                        Name: Pieter J. van Tulder
                                        Title: Vice President and Manager -
                                        Multinational Group


                                   By:  /s/ Christine Dirringer
                                        ----------------------------------------
                                        Name: Christine Dirringer
                                        Title: Vice President

                                   TRANSAMERICA BUSINESS CAPITAL CORPORATION


                                   By:  /s/ Stephen K. Goetschius
                                        ----------------------------------------
                                        Name: Stephen K. Goetschius
                                        Title: Senior Vice President

                                   CITY NATIONAL BANK


                                   By:  /s/ Catherine Abe
                                        ----------------------------------------
                                        Name: Catherine Abe
                                        Title: Vice President

                                   RZB FINANCE LLC


                                   By:  /s/ John A. Valiska
                                        ----------------------------------------
                                        Name: John A. Valiska
                                        Title: Vice President


                                   By:  /s/ Pearl Geffers
                                        ----------------------------------------
                                        Name: Pearl Geffers
                                        Title: First Vice President

                                   UNITED CALIFORNIA BANK


                                   By:  /s/ Chuck Weerasooriya, CFA
                                        ----------------------------------------
                                        Name: Chuck Weerasooriya, CFA
                                        Title: Vice President

                                   PREFERRED BANK


                                   By:  /s/ Walt Duchanin
                                        ----------------------------------------
                                        Name: Walt Duchanin
                                        Title: Executive Vice President &
                                        Chief Credit Officer

                                   BANK LEUMI USA


                                   By:  /s/ Jacques V. Delvoye
                                        ----------------------------------------
                                        Name: Jacques V. Delvoye
                                        Title: Vice President